As filed with the Securities and Exchange Commission on May 2, 2008

Securities Act File No. 33-24962

Investment Company Act File No. 811-5186

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM  N-1A

Registration Statement under the Securities Act of 1933

Post-Effective Amendment No. 70  ☒

Registration Statement under the Investment Company Act of 1940

Amendment No. 72  ☒

ADVANCED SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices) (Zip Code)

(203) 926-1888

(Registrant’s Telephone Number, Including Area Code)

Deborah A. Docs

Secretary

Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b).
☐	on May 1, 2008 pursuant to paragraph (b) of rule 485.
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☒	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interest of the Relevant Series of Advanced Series Trust

(Title of Securities Being Registered)

Explanatory Note

This Post-Effective Amendment No. 70 to the Registrant’s Registration Statement under the Securities Act of 1933 and Amendment No. 72 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (the Amendment) is being filed for the purpose of adding: (i) the AST Focus Four Plus Portfolio as a new series of the Registrant and (ii) revised disclosure with respect to the investment policies and strategies of the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio) and the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio).  The Registrant has designated July 16, 2008 (i.e., 75 days after the filing date) as the effective date for the Amendment.  Implementation of the revised investment policies and strategies for the Balanced Portfolio and the Strategic Allocation Portfolio is subject to shareholder approval.

Except for the disclosure relating to the proposed investment policies and strategies for the Balanced Portfolio and the Strategic Allocation Portfolio, the Amendment is not intended to amend the Registrant’s current prospectuses, dated May 1, 2008 (the Current Prospectuses), or the Registrant’s current statement of additional information, dated May 1, 2008 (the Current Statement of Additional Information).  The Current Prospectuses and the Current Statement of Additional Information remain unchanged except as described herein.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED MAY 2, 2008

ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Advanced Series Trust (the Trust) is an investment company that has 56 separate investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios). This Prospectus discusses the following Portfolio (the Portfolio):

AST Focus Four Plus Portfolio

The Statement of Additional Information relating to the Portfolio, dated July     , 2008 (the SAI), and the prospectuses and statement of additional information relating to the remaining 55 Trust Portfolios, dated May 1, 2008, as amended and supplemented to date, are available without charge upon written request to Advanced Series Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (800) 752-6342.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies issuing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its investment managers, subject to approval by the Board of Trustees of the Trust, to change Subadvisers of the Trust Portfolios without shareholder approval. For more information, please see this Prospectus under the caption “Management of the Trust.”

TABLE OF CONTENTS

Page	Caption
RISK/RETURN SUMMARY:

PAST PERFORMANCE:

FEES AND EXPENSES:

INVESTMENT OBJECTIVES AND POLICIES:

MANAGEMENT OF THE TRUST:

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS:

LICENSES AND MISCELLANEOUS INFORMATION:

OTHER INFORMATION:

FINANCIAL HIGHLIGHTS:

I-1	APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

RISK/RETURN SUMMARY

Advanced Series Trust (the Trust) currently has 56 separate investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios), one of which is described in this Prospectus. The name of this investment portfolio is the AST Focus Four Plus Portfolio (the Portfolio).  AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). The Investment Managers have retained First Trust Advisors L.P. (First Trust) to subadvise the Portfolio.  The allocation of investment advisory responsibilities between the Investment Managers and First Trust is described in this Prospectus under the caption “Investment Objectives and Policies.”

Introduction

The Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in the Portfolio. Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which the Portfolio is subject, and the Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on the Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which the Portfolio will be subject. The following discussion highlights the investment strategies and principal risks of the Portfolio. Additional information about the Portfolio’s potential investments is included in this Prospectus under the caption “Investment Objectives and Policies.” Additional information about the Portfolio’s risks is included in this Prospectus under the caption “Certain Risk Factors and Other Investment Methods.”

Investment Objective and Principal Investment Policies of the AST Focus Four Plus Portfolio

Investment Objective of the AST Focus Four Plus Portfolio.  The investment objective of the Portfolio will be to seek long-term capital growth.  Such investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.

Principal Investment Policies of the AST Focus Four Plus Portfolio.  As explained in more detail below, the Investment Managers will seek to achieve the Portfolio’s investment objective by causing the Portfolio’s assets to be allocated across five uniquely specialized investment strategies (each, an Investment Strategy and collectively, the Investment Strategies). The Portfolio will have four quantitative strategies that invest primarily in equity securities  (collectively, the Equity Strategies) and one fixed-income strategy (the Core Plus Strategy).  Brief descriptions of the Investment Strategies and the expected initial allocation of Portfolio assets across the five Investment Strategies appear in the table below.  The expected initial allocations are preliminary and subject to change.

Investment Strategy	General Description of Investment Strategy	Estimated Percentage of Portfolio Assets
Value Line Target 25	From the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM, this strategy invests in a market-cap weighted portfolio of 25 non-financial stocks that have the best overall ranking based upon on 12 month price appreciation, 6 month price appreciation, and return on assets and price to cash flow ratios.	22.5%

S&P Target SMid 60	This strategy invests in 30 small-cap stocks and 30 mid-cap stocks from the S&P SmallCap 400 and the S&P MidCap 600 indices, respectively, based upon a combination of value (e.g., price/cash flow) and growth (e.g., change in ROA and recent momentum) factors.	22.5%

The Dow Target Dividend	This strategy invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both change in return on assets over the last 12 months and price to book ratio.	22.5%

NYSE International Target 25	This strategy invests in an equally-weighted portfolio of 25 stocks from the NYSE International 100 Index with the best overall ranking based upon price to book and price to cash flow ratios.	7.5%

Core Plus Strategy	This strategy invests in investment grade U.S. government, corporate, and mortgage-backed securities as well as non-investment grade debt securities, debt securities issued by non-U.S. issuers, and non-U.S. dollar-denominated debt securities.	25%

The Investment Managers will be responsible for establishing the overall percentage allocation between the four Equity Strategies and the Core Plus Strategy and obtaining exposure to the Core Plus Strategy for the Portfolio through investments in the AST Western Asset Core Plus Bond Portfolio (the Core Plus Bond Portfolio).  Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the subadvisers for the Core Plus Bond Portfolio.  The Investment Managers have engaged First Trust Advisors L.P. to serve as a subadviser for the Portfolio.  First Trust will: (i) establish the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers’ overall allocation between the four Equity Strategies and the Core Plus Strategy; (ii) establish the percentage allocation of each security’s position within each individual Equity Strategy; and (iii) handle the day-to-day investment management of Portfolio assets allocated to the Equity Strategies.

Principal Risks of the AST Focus Four Plus Portfolio

Investments in the Portfolio are not guaranteed; investors may lose money by investing in the Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because its investment strategy was not properly implemented; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of certain securities and investment methods that the Portfolio may invest in or use, either directly through First Trust’s implementation of the Equity Strategies or indirectly through the Portfolio’s investment in the Core Plus Bond Portfolio, and certain of the principal risks associated with such securities and investment methods.  For purposes of this discussion, references to securities and investment methods held and used by the Portfolio will be deemed to include securities and investment methods held and used by the Core Plus Bond Portfolio.

Asset Allocation Risk.   The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various Investment Strategies. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various Investment Strategies.

Market Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Investment Model Risk.   The Portfolio is also exposed to additional market risk due to its policy of investing in securities identified by the four Equity Strategies.  As a result of this policy, equity securities held by the Portfolio will generally not be bought or sold in response to market fluctuations. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Selection Risk. Selection risk is the risk that the securities selected by First Trust, Western Asset, or WAML will under perform the market, the relevant indices or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   The Equity Strategies will emphasize investments in equity securities such as common and preferred stocks. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid-Capitalization Company Risk.  The Portfolio may invest in securities of medium, small, and new companies.  Medium-sized companies will generally come from the S&P MidCap 400 Index.  Small-sized companies will generally come from the S&P SmallCap 600 Index.  Investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.  In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Interest Rate Risk.   Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Credit Risk.   The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on a debt security will affect the value of that debt security.

Extension Risk.   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

High-Yield/Junk Bonds Risk.   The Portfolio may be exposed to debt securities that are rated below investment grade by a rating agency, or, if not rated, that are determined to be of equivalent investment quality by Western Asset or WAML through its investments in the Core Plus Bond Portfolio.  These debt securities are often referred to as “junk bonds.” Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations.  In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.  The Portfolio will be subject to additional credit risk to the extent it is exposed to “junk bonds.”

Mortgage and Asset-Backed Securities Risk.   Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Portfolio may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk (as described below) and liquidity risk (as described below).

Asset-backed securities in which the Portfolio invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Portfolio purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk. Some of the Portfolio’s assets may be denominated in foreign currencies.  Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of the Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets. The Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the Portfolio’s net, after-tax yield.

Emerging market risk. All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolio may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. Leveraged derivative transactions may be highly volatile.  The Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Portfolio may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the Portfolio invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.

Hedging Risk.  The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions.  Accordingly, no assurance can be given that the Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.  Hedging transactions involve costs and may result in losses.

Valuation Risk.   Due to the nature of some of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security.  To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.  Illiquid securities are also difficult to value.  The Portfolio may invest up to 15% of its net assets in illiquid securities. First Trust will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio’s exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio’s net assets as a result of a decline in the market value of the Portfolio.

PAST PERFORMANCE:

Since the Portfolio had commenced operations as of the date of this Prospectus, no investment performance information is presented.

FEES AND EXPENSES:

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

AST Focus Four Plus Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*
Redemption Fees	N/A	*
Exchange Fee	N/A	*

* Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ESTIMATED ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets):

Type of Estimated Fees and Expenses	AST Focus Four Plus Portfolio
Shareholder Fees (fees paid directly from contract owner’s investment)	None
+ Investment Management Fee Rate	0.85
+ Distribution (12b-1) Fees	None
+ Other Expenses*	0.185%
+ Underlying Portfolio Fees & Expenses**	0.20%
= Total Gross Annual Portfolio Operating Expenses	1.235%
- Contractual Fee Waiver and/or Expense Reimbursements***	(0.2125)%
= Total Net Annual Portfolio Operating Expenses***	1.0225%

*  Estimate for the fiscal year ending December 31, 2008.  As used in connection with the Portfolio, “Other Expenses” include certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.  The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Portfolio under which the Trust currently compensates such issuers for providing ongoing services to Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders.  The contractual administrative services fee is 0.10% of the Portfolio’s average daily net assets.  The Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Trust Portfolio (each, an Underlying Trust Portfolio and collectively, the Underlying Trust Portfolios).  The Core Plus Bond Portfolio and each Underlying Trust Portfolio in which the Portfolio invests, however, are subject to the administrative services fee.

** Estimate for the fiscal year ending December 31, 2008.  The Portfolio will indirectly incur a pro rata portion of the fees and expenses of the Core Plus Bond Portfolio and any other Underlying Trust Portfolio in which it invests.  The expenses shown under “Underlying Portfolio Fees and Expenses” represent the portion of the Core Plus Bond Portfolio’s estimated annualized operating expense ratio for the fiscal year ending December 31, 2008 to be borne by the Portfolio based upon the Portfolio’s expected initial holdings in the Core Plus Bond Portfolio.  No sales loads, distribution fees, service fees, redemption fees, or other transaction fees will be assessed in connection with the Portfolio’s purchase or redemption of shares of Underlying Trust Portfolios.

*** Estimate for the fiscal year ending December 31, 2008.  The Investment Managers have contractually agreed to waive their investment management fees with respect to the Portfolio’s investments in the Core Plus Bond Portfolio (i.e., assumes a waiver of 25% of the Investment Managers’ contractual investment management fee).

INVESTMENT OBJECTIVE AND POLICIES:

The investment objective and policies for the Portfolio are described below. While certain policies apply to each Trust Portfolio, generally each Trust Portfolio has a different investment focus. As a result, the risks, opportunities, and returns associated with investing in a Trust Portfolio will differ. If approved by the Trustees, the Trust may add more Trust Portfolios and may cease to offer any existing Trust Portfolio in the future.

Each Trust Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in the Portfolio. Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which the Portfolio is subject, and the Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on the Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which the Portfolio will be subject. The following discussion highlights the investment strategies and risks of the Portfolio. Additional information about the Portfolio’s risks is included in this Prospectus under the caption “Certain Risk Factors and Other Investment Methods.”

Investment Objective and Principal Investment Policies of the AST Focus Four Plus Portfolio

Investment Objective of the AST Focus Four Plus Portfolio.  The investment objective of the Portfolio will be to seek long-term capital growth.  Such investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the AST Focus Four Plus Portfolio.  As explained in more detail below, the Investment Managers will seek to achieve the Portfolio’s investment objective by causing the Portfolio’s assets to be allocated across five Investment Strategies. The Portfolio has four Equity Strategies (i.e., four quantitative strategies that invest primarily in equity securities) and one fixed-income strategy (i.e., the Core Plus Strategy).  The expected initial allocation of Portfolio assets across the five Investment Strategies appear in the table below.  The expected initial allocations are preliminary and subject to change.

Investment Strategy	Estimated Percentage of Portfolio Assets
Value Line Target 25	22.5%
S&P Target SMid 60	22.5%
The Dow Target Dividend	22.5%
NYSE International Target 25	7.5%
Core Plus Strategy	25%

On or about the annual security selection date (December 31), the Investment Managers will establish the overall percentage allocation between the four Equity Strategies and the Core Plus Strategy.  Under normal market conditions, it is currently expected that the Portfolio will invest approximately 75% of its total assets in accordance with the four Equity Strategies and approximately 25% of its total assets in the Core Plus Bond Portfolio.  On or about December 31, First Trust will establish: (i) the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers’ overall allocation between the four Equity Strategies and the Core Plus Strategy along with First Trust’s view of prevailing market, economic, and financial conditions and (ii) the percentage allocation of each security’s position within each individual Equity Strategy.  During the one-year period following such security selection date, the Investment Managers and First Trust, as applicable, will maintain the percentage allocations of Portfolio assets across the five Investment Strategies and the security percentage allocations within each individual Equity Strategy as closely as practicable when the Portfolio makes subsequent purchases and sales of portfolio securities.

The Investment Managers will rebalance the Portfolio’s investments to cause its composition to match the then-current percentage allocation of Portfolio assets across the five Investment Strategies and the then-current percentage allocation of each security’s position within each individual Equity Strategy:

1                  on each succeeding security selection date;

2                  in the event more than 80% of the Portfolio’s total assets are invested in accordance with the Equity Strategies and less than 20% of the Portfolio’s total assets are invested in the Core Plus Bond Portfolio; and

3                  in the event less than 70% of the Portfolio’s total assets are invested in accordance with the Equity Strategies and more than 30% of the Portfolio’s total assets are invested in accordance with the Core Plus Bond Portfolio.

First Trust may also invest in futures, options, warrants, forward contracts and repurchase agreements in implementing the Equity Strategies.

Description of Investment Strategies.  Complete descriptions of the Equity Strategies to be used by First Trust and the Core Plus Strategy are set forth below.

The Dow® Target Dividend.  The Dow® Target Dividend Strategy contains some of the most widely traded of the market’s highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend Index, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend Index on or about the applicable security selection date (best [1] to worst [100]) by:

• Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

• Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

Value Line® Target 25.  The Value Line® Target 25 Strategy invests in 25 of the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM which have recently exhibited certain positive financial attributes. Value Line® ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line’s view of their probable price performance during the next six to 12 months relative to the others. Value Line® bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line’s #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

Step 1: Start with the 100 stocks that Value Line on or about the security selection date gives its #1 ranking for “Timeliness™”, and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors:

• 12 month price appreciation

• 6 month price appreciation

• Return on assets

• Price to cash flow

Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.  Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the security selection date.

S&P Target SMid 60.  The S&P Target SMid 60 Strategy gives an investor exposure to mid-cap and small-cap value stocks. The portfolio doubles the weights of the larger 30 mid-cap stocks relative to the 30 small-cap stocks. The strategy selects stocks with a combination of value (price/cash flow) and growth (change in ROA and recent momentum) factors. They are selected from the lowest price/books in the S&P 400 MidCap Index, which measures the performance of the mid-range sector of the U.S. stock market by choosing 400 domestic stocks on the basis of market capitalization, liquidity and industry group representation, and the S&P 600 SmallCap Index, which measures the performance of the small-range sector of the U.S. stock market by choosing 600 domestic stocks chosen for market size, liquidity and industry group representation, ensuring a selection of value stocks.

The stocks for the strategy are selected by First Trust beginning with the stocks that comprise the S&P MidCap 400 and the S&P SmallCap 600 Indices.  Specifically,:

Step 1: Rank the stocks in each index by price to book value. Select the best quartile from each index - 100 stocks from the S&P MidCap 400 Index and 150 stocks from the S&P SmallCap 600 Index with the lowest, but positive, price to book ratio.

Step 2: Rank each remaining stock on three factors:

• Price to cash flow

• 12 month change in return on assets

• 3 month price appreciation

Step 3: Eliminate any stock with a market capitalization of less than $250 million and also eliminate those with an average daily trading volume of less than $250,000. The 30 stocks from each index with the best overall ranking on the three factors are selected for the portfolio.  The stocks selected from the S&P MidCap 400 Index are given approximately twice the weight of the stocks selected from the S&P Small Cap 600 Index.

NYSE® International Target 25.  NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

Step 1: Begin with the stocks that comprise the NYSE International 100 Index on or about the applicable security selection date. The Index consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 3: Rank each remaining stock on two factors:

Factor 1: Price to book

Factor 2: Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Core Plus Strategy.  The Portfolio will gain exposure to the Core Plus Strategy through its investments in the Core Plus Bond Portfolio.  The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities.  Under normal market conditions, at least 80% of the Core Plus Bond Portfolio’s assets will be invested in debt and fixed-income securities. The Core Plus Bond Portfolio may invest in a variety of securities and instruments, including:

1             U.S. Government obligations;

2             corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);

3             inflation-indexed securities;

4             mortgage- and other asset-backed securities;

5             obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;

6             fixed-income securities of non-governmental U.S. or non-U.S. issuers;

7             taxable municipal obligations;

8             variable and floating rate debt securities;

9             commercial paper and other short-term investments;

10       certificates of deposit, time deposits, and bankers’ acceptances;

11       loan participations and assignments;

12       structured notes; and

13       repurchase agreements

The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Core Plus Bond Portfolio average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the average modified duration of the Core Plus Bond Portfolio back within its expected average modified duration range within a reasonable period of time.

Up to 15% of the Core Plus Bond Portfolio’s net assets may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized securities ratings organization (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis.

The Core Plus Bond Portfolio may also:

14       invest up to 25% of its total assets in the securities of non-U.S. issuers;

15       invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

16       hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

17       invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

18       buy or sell securities on a forward commitment basis;

19       lend its portfolio securities;

20       engage in non-U.S. currency exchange transactions;

21       engage in reverse repurchase agreements;

22       borrow money for temporary or emergency purposes;

Western Asset and WAML also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments.   As a temporary measure for defensive purposes, the Portfolio may invest without limitation in money market mutual funds or similar pooled investment vehicles, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

MANAGEMENT OF THE TRUST:

Investment Managers

AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreement, on behalf of the Portfolio, with AST and PI (the Management Agreement), provide that AST and PI (together, the Investment Managers) will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated investment policies and restrictions of the Portfolio and applicable law. The Investment Managers must also provide, or cause to be provided, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Investment Managers have engaged First Trust to conduct the investment program of the Portfolio as described above, including the purchase, retention and sale of portfolio securities for the Equity Strategies. The Investment Managers also have engaged Western Asset and WAML to conduct the investment program of the Core Plus Bond Portfolio, including the purchase, retention and sale of portfolio securities for that Trust Portfolio.  The Investment Managers are responsible for monitoring the activities of the subadvisers, including First Trust, Western Asset, and WAML, for all Trust Portfolios, including the Portfolio, and reporting on such activities to the Board.  The Trust has obtained an exemption from the Commission that permits the Investment Managers, subject to approval by the Board, to change subadvisers for a Trust Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes.  This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended

June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31).

Subadvisers and Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Trust securities.

First Trust Advisors L.P. (First Trust). First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), were established in 1991 and at December 31, 2007 had approximately $33.9 billion in assets under management and supervision, of which approximately $3.9 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust’s address is 1001 Warrenville Road, Lisle, Illinois 60532.

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Walter Stubbings and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of the Equity Strategies for the Portfolio.

Mr. Lindquist rejoined First Trust as Vice President in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust’s Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust’s general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund’s portfolio.

Mr. Stubbings joined First Trust in July 2004 after serving as Assistant Vice President of Kansas City Life Insurance Company from May 1999 to July 2004. Mr. Stubbings’ background also includes 9 years of fixed-income portfolio management with GE Financial Assurance (formerly The Signature Group). Mr. Stubbings is a Vice President of First Trust and FTP.

Fees and Expenses

Investment Management Fees.    The annualized contractual investment management fee for the Portfolio is 0.85% of its average daily net assets.  The Investment Managers have contractually agreed to waive their investment management fees with respect to the Portfolio’s investments in the Core Plus Bond Portfolio (i.e., assumes a waiver of 25% of the Manager’s contractual investment management fee of 0.85% of the Portfolio’s average daily net assets).  The investment management fee for the Portfolio is accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption “Investment Advisory and Other Services” in the SAI.  The Investment Managers (and not the Portfolio) will pay First Trust a portion of such investment management fee for its performance of certain subadvisory services.  More information about the subadvisory fees payable by the Investment Managers to First Trust is set forth under the caption “Investment Advisory and Other Services” in the SAI.

As set forth above, the Investment Managers will receive investment management fees from the Core Plus Bond Portfolio in connection with the Portfolio’s investments in that Underlying Trust Portfolio.  The Investment Managers (and not the Portfolio) will pay Western Asset and WAML a portion of the investment management fees received from the Core Plus Bond Portfolio for their performance of certain subadvisory services.

Other Expenses.    As used in connection with the Portfolio, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.  The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Portfolio under which the Trust currently compensates such issuers for providing ongoing services to Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders.  The contractual administrative services fee is 0.10% of the Portfolio’s average daily net assets.  The Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Underlying Trust Portfolio.  The Core Plus Bond Portfolio and each Underlying Trust Portfolio in which the Portfolio invests, however, are subject to the administrative services fee.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

Investments in the Portfolio are not guaranteed; investors may lose money by investing in the Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because its investment strategy was not properly implemented; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of certain securities and investment methods that the Portfolio may invest in or use, either directly through First Trust’s implementation of the Equity Strategies or indirectly through the Portfolio’s investment in the Core Plus Bond Portfolio, and certain of the risks associated with such securities and investment methods.  For purposes of this discussion, references to securities and investment methods held and used by the Portfolio will be deemed to include securities and investment methods held and used by the Core Plus Bond Portfolio.

Asset Allocation Risk.   The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various Investment Strategies. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various Investment Strategies.

Market Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Investment Model Risk.   The Portfolio is also exposed to additional market risk due to its policy of investing in securities identified by the four Equity Strategies.  As a result of this policy, equity securities held by the Portfolio will generally not be bought or sold in response to market fluctuations. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Selection Risk. Selection risk is the risk that the securities selected by First Trust, Western Asset, or WAML will under perform the market, the relevant indices or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   The Equity Strategies will emphasize investments in equity securities such as common and preferred stocks. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid-Capitalization Company Risk.  The Portfolio may invest in securities of medium, small, and new companies.  Medium-sized companies will generally come from the S&P MidCap 400 Index.  Small-sized companies will generally come from the S&P SmallCap 600 Index.  Investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.  In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Interest Rate Risk.   The Portfolio is subject to interest rate risk, particularly as a result of its investments in the Core Plus Bond Portfolio. Interest rate risk is the risk that the rates of interest income generated by the Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of fixed-income investments of the Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase.

Certain securities held by the Portfolio will pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk.   The Portfolio is subject to credit risk, particularly as a result of its investments in the Core Plus Bond Portfolio.  Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix I to this Prospectus.

Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the relevant subadviser will determine which rating it believes best reflects the security’s quality and risk at that time.

“Junk Bond” Risk.   Debt securities that are rated below investment grade by a rating agency (i.e., securities not rated Baa/BBB or above by at least one rating agency), or, if not rated, that are determined to be of equivalent investment quality by the relevant investment manager or sub-advisor, are often referred to as “junk bonds.” The Portfolio may have exposure to “junk bonds” through its investments in the Core Plus Bond Portfolio.  The Core Plus Bond Portfolio may invest up to 15% of its total assets in “junk bonds.” Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. The Portfolio will be subject to additional credit risk to the extent it has exposure to “junk bonds.”

Prepayment or Call Risk.   The Portfolio is subject to prepayment or call risk, particularly as a result of its investments in the Core Plus Bond Portfolio.  Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations.

Mortgage-Backed and Asset-Backed Securities Risks.   Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Portfolio’s investment return is similar to that discussed above for prepayment or call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities to which the Portfolio is exposed will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Portfolio to experience a loss equal to any unamortized premium.

Inflation-Indexed Securities Risks.   The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Portfolio has exposure to inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolio has exposure to an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. No assurance can be given that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Foreign and Emerging Markets Securities Risk.   The Portfolio is currently expected to invest approximately 7.5% of its assets in accordance with the NYSE® International Target 25 Strategy.  The NYSE® International Target 25 Strategy is designed to provide investors with exposure to foreign large-cap value stocks.  Likewise, the Core Plus Bond Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of its assets in non-U.S. dollar denominated securities.

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Portfolio to pursue its rights against such government in that country’s courts. Some non-U.S. governments have defaulted on principal and interest payments. In addition, investments by the Portfolio in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also “Brady Bonds,” bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans, and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Portfolio may have significant exposure to emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in the Portfolio should be considered speculative.

Currency Risk.   The Portfolio may have exposure to non-U.S. dollar denominated securities through its investments in foreign equity securities.   Likewise, the Core Plus Bond Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The value securities denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. In addition to the policies described elsewhere in this Prospectus, the Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

Hedging Risk.   The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, mortgage-backed securities, asset-backed securities, securities having small and medium market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.  The Portfolio may invest up to 15% of its net assets in illiquid securities. First Trust will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio’s exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio’s net assets as a result of a decline in the market value of the Portfolio.

Valuation Risk. Due to the nature of some of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

Borrowing or Leveraging Risk.   The Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases, or for the clearance of securities transactions.  The Portfolio also may borrow for investment purposes. Borrowing may exaggerate changes in the net asset value of shares of the Portfolio and in the return on its portfolio. Borrowing will cost such portfolios interest expense and other fees. The costs of borrowing may reduce the investment return of the Portfolio. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options. To mitigate leveraging risk, an investment manager or sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if such portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of its securities.

Derivatives Risk.   The Portfolio may engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments, the value of which value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes, or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Portfolio may have the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.  The Portfolio may also be exposed to derivatives through its investments in the Core Plus Bond Portfolio.

As an open-end investment company registered with the Commission, the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.  The Core Plus Bond Portfolio is also subject to these limitations on the use of derivatives.

Derivatives involve special risks and costs. Exposure to derivatives may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the ability of its investment manager or sub-advisor to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio.  The Portfolio’s exposure of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the derivatives positions of the Portfolio at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Swap agreements will tend to shift the investment exposure of the Portfolio from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease such portfolio’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

If the Portfolio sells protection on credit default swaps relating to corporate debt securities, such portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, such portfolio would be subject to investment exposure on the notional amount of the swap.

License Risk. The Portfolio will rely on licenses from third parties to First Trust that permit the use of the intellectual property of such parties in connection with the Equity Strategies. Such licenses may be terminated by the licensors under certain circumstances, and as a result, the Portfolio may lose its ability to use the licensed name and/or the relevant Equity Strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the Portfolio.

Portfolio Turnover Risk.   The length of time the Portfolio or the Core Plus Bond Portfolio has held a particular security is not generally a consideration in investment decisions. The use of these strategies may result in the frequent purchase and sale of securities and higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect the Portfolio’s investment performance.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIO:

Purchasing Shares of the Portfolio

The way to invest in the Portfolio is through certain variable life insurance policies and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Trust Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ investment performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust’s transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each investing insurance company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Trust receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Trust Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, an insurance company may be contacted to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the insurance company block a financial adviser or client from accessing the Trust. If necessary, the Trust may be removed from a particular insurance company’s investment platform. In addition, the Trust has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the participating insurance companies agree to: (i) provide certain information regarding contract owners who engage in transactions involving Trust Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust’s frequent trading policies and procedures. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the insurance companies to prevent such trading, there is no guarantee that the Trust or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Trust Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Trust Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust Portfolio shares on days when the NYSE is closed but the primary markets for a Trust Portfolio’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Trust Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Trust Portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for a Trust Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Trust Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to a Trust Portfolio’s U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Trust Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or the relevant Sub-Advisor) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Trust Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Trust Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Trust Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Trust Portfolio’s NAV, we will value the Trust Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust Portfolio as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Trust Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Trust Portfolio’s NAV by short-term traders.

The NAV for each of the Trust Portfolios other than the AST Money Market Portfolio is determined by a simple calculation. It’s the total value of a Trust Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the AST Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Trust Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Trust Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust Portfolio does not price its shares. Therefore, the value of a Trust Portfolio’s assets may change on days when shareholders cannot purchase or redeem Trust Portfolio shares.

All short-term debt securities held by the AST Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Trust Portfolio other than the AST Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Sub-Advisor will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

LICENSES AND MISCELLANEOUS INFORMATION:

“Dow Jones Corporate Bond Index,” “The Dow Jones Industrial Average SM ,” “The Dow®,” “DIJA SM ” and “Dow Jones Select Dividend Index SM ” are service marks or registered trademarks of Dow Jones Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). Dow Jones does not sponsor, endorse, sell or promote the AST Focus Four Plus Portfolio (the “AST First Trust Portfolio”). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolio or any member of the public regarding the advisability of purchasing the AST First Trust Portfolio. Dow Jones’ only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolio into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolio to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolio.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

 “Value Line Publishing, Inc.’s (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolio, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolio into consideration in composing the System. The AST First Trust Portfolio’s results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolio or the timing of the issuance for sale of the AST First Trust Portfolio or in the calculation of the equations by which the AST First Trust Portfolio is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST.

“NYSE®” and “NYSE International 100 Index ®” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolio, which uses a strategy based in part on the NYSE International 100 Index®, is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolio or First Trust other than the licensing of NYSE International 100 Index® (the “Index”) and its registered trademarks for use in connection with the AST First Trust Portfolio.

NYSE Group, Inc. and its affiliates do not:

1                  Sponsor, endorse, sell or promote the AST First Trust Portfolio.

2                  Recommend that any person invest in the AST First Trust Portfolio or any other securities.

3                  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolio.

4                  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolio.

5                  Consider the needs of the AST First Trust Portfolio or the Contract owners of the AST First Trust Portfolio in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolio or the Trust. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

1                  The results to be obtained by the AST First Trust Portfolio, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;

2                  The accuracy or completeness of the Index and its data;

3                  The merchantability and the fitness for a particular purpose or use of the Index and its data;

4                  NYSE Group, Inc. and it’s affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;

5                  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolio or any other third parties.

[Standard & Poor’s License Disclaimers: To be added by Amendment]

OTHER INFORMATION:

Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the participating insurance companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners and variable annuity contract owners could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is described in the SAI and is available at www.prudentialannuities.com. The Trust will provide a full list of the securities held by the Portfolio at www.prudentialannuities.com, in accordance with those policies and procedures. The Trust will also file a list of securities held by the Portfolio with the Commission as of the end of each quarter. The Trust’s quarterly portfolio holdings filings are available on the Commission’s website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS:

Because the Portfolio had not commenced operations as of the date of this Prospectus, no financial highlights data is provided.

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

Moody’s Investors Service, Inc. (Moody’s)

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Corporation (Standard & Poor’s)

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus ( – )—Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody’s

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1—This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B—Issues rated B are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Mailing Addresses

Trust

Advanced Series Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers

AST Investment Services, Incorporated One Corporate Drive Shelton, CT 06484	Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102

Subadviser

First Trust Advisors L.P.
1001 Warrenville Road
Lisle, Illinois 60532

Custodian

PFPC Trust Company
103 Bellevue Parkway
Wilmington, Delaware 19809

Administrator and Transfer and Shareholder Servicing Agent

PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Legal Counsel	Counsel to the Independent Trustees

Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Bell, Boyd & Lloyd LLC 70 West Madison Street Chicago, IL 60602

Independent Registered Public Accounting Firm

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolio is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments will be available in the Trust’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The SAI and additional copies of the Trust’s annual and semi-annual reports are available without charge by calling the above number. The SAI and the Trust’s annual and semi-annual reports are also available without charge on the Trust’s website at www.prudentialannuities.com.

To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.

The information in the Trust’s filings with the Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

ASTFUNDPROS_

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MAY 2, 2008

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

This Statement of Additional Information (this SAI) of Advanced Series Trust (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated July     , 2008 (the July Prospectus) and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The July Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the July Prospectus. The Trust’s audited financial statements are incorporated into the Trust’s Statement of Additional Information, dated May 1, 2008, by reference from the Trust’s 2007 Annual Report (File No. 811-5186). You may request a copy of the Trust’s Annual Report at no charge by calling the telephone number or writing to the address indicated above.

The Trust is an investment company that has 56 separate investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios). This SAI discusses the following Portfolio (the Portfolio):

AST Focus Four Plus Portfolio

The Trust offers one class of shares of the Portfolio. Shares of the Trust are or may be sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Company, and Prudential Retirement Insurance and Annuity Company (collectively, Prudential Insurance) as investment options under variable life insurance policies and variable annuity contracts. In addition, shares of the Trust Portfolios may be offered to separate accounts of non-Prudential insurance companies (collectively with Prudential Insurance, the Participating Insurance Companies) for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Trust through subaccounts that correspond to the Trust Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Trust Portfolio is available under each Contract. The prospectus for each Contract lists the Trust Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential Insurance and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (the SEC). The Trust and the Trust Portfolios are managed in compliance with the terms and conditions of that Order.

The Prospectus is available without charge upon written request to Advanced Series Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (800) 752-6342.

TABLE OF CONTENTS

Caption	Page

INTRODUCTION:

TRUST HISTORY

INVESTMENT OBJECTIVE, POLICIES, AND RISKS:

INVESTMENT RESTRICTIONS:

PORTFOLIO TURNOVER:

INFORMATION ABOUT TRUSTEES AND OFFICERS:

MANAGEMENT & ADVISORY ARRANGEMENTS:

PORTFOLIO MANAGERS: OTHER ACCOUNTS:

PORTFOLIO MANAGERS: COMPENSATION AND CONFLICTS POLICIES:

OTHER SERVICE PROVIDERS

PORTFOLIO TRANSACTIONS AND BROKERAGE:

PROXY VOTING POLICY:

NET ASSET VALUES:

SALE OF SHARES:

DESCRIPTION OF SHARES OF THE TRUST:

TAX MATTERS:

DISCLOSURE OF PORTFOLIO HOLDINGS:

CODES OF ETHICS

OTHER INFORMATION:

FINANCIAL STATEMENTS:

LICENSES AND MISCELLANEOUS INFORMATION:

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS	I-1

APPENDIX II: DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES	II-1

INTRODUCTION:

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). The Investment Managers have retained First Trust Advisors L.P. (First Trust) to subadvise the Portfolio.  The allocation of investment advisory responsibilities between the Investment Managers and First Trust is described in this SAI under the caption “Investment Objective, Policies, and Risks.”

As explained in more detail below, the Investment Managers will seek to achieve the Portfolio’s investment objective by causing the Portfolio’s assets to be allocated across five uniquely specialized investment strategies (each, an Investment Strategy and collectively, the Investment Strategies). The Portfolio will have four quantitative strategies that invest primarily in equity securities (collectively, the Equity Strategies) and one fixed-income strategy (the Core Plus Strategy).

TRUST HISTORY:

The Trust is a management, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Trust, which consisted of only one Portfolio (The Henderson International Growth Trust is currently known as the AST JPMorgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)). The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Trust, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Subadviser and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Trust and the Investment Managers and each subadviser, respectively.

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alphthe Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of October 19, 1994.

The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio, the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio,

AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST American Century Strategic Allocation Portfolio (formerly known as the AST American Century Strategic Balanced Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Federated Aggressive Growth Portfolio, the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture Portfolio were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.

Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.

The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.

The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.

Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.

The AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, the AST Niemann Capital Growth Asset Allocation Portfolio, and the AST Western Asset Core Plus Bond Portfolio were each first offered on or about November 19, 2007.

The AST Bond Portfolio 2015, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.

The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about May 1, 2008.

If approved by the Trustees, the Trust may add more Trust Portfolios and may cease to offer any existing Trust Portfolios in the future.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS:

The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of the Portfolio.  The investment objective and investment policies and restrictions of the Portfolio, unless otherwise specified, are not “fundamental”

policies and may be changed by the Board of Trustees of the Trust (the Board) without approval of the shareholders of the Portfolio. Those investment policies specifically labeled as fundamental, including those described in this SAI under the caption “Investment Restrictions,” may not be changed without shareholder approval. Fundamental investment policies of the Portfolio may be changed only with the approval of at least the lesser of: (1) 67% or more of the total shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

Investment Objective of the AST Focus Four Plus Portfolio.  The investment objective of the Portfolio will be to seek long-term capital growth.  Such investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the AST Focus Four Plus Portfolio.  As explained in more detail below, the Investment Managers will seek to achieve the Portfolio’s investment objective by causing the Portfolio’s assets to be allocated across five uniquely specialized investment strategies (each, an Investment Strategy and collectively, the Investment Strategies). The Portfolio will have four quantitative strategies that invest primarily in equity securities (collectively, the Equity Strategies) and one fixed-income strategy (the Core Plus Strategy).  The expected initial allocation of Portfolio assets across the five Investment Strategies appear in the table below.  The expected initial allocations are preliminary and subject to change.

Investment Strategy	Estimated Percentage of Portfolio Assets
Value Line Target 25	22.5%
S&P Target SMid 60	22.5%
The Dow Target Dividend	22.5%
NYSE International Target 25	7.5%
Core Plus Strategy	25%

The Investment Managers will be responsible for establishing the overall percentage allocation between the four Equity Strategies and the Core Plus Strategy and obtaining exposure to the Core Plus Strategy for the Portfolio through investments in the AST Western Asset Core Plus Bond Portfolio (the Core Plus Bond Portfolio).  Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the subadvisers for the Core Plus Bond Portfolio.  The Investment Managers have engaged First Trust Advisors L.P. to serve as a subadviser for the Portfolio.  First Trust will: (i) establish the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers’ overall allocation between the four Equity Strategies and the Core Plus Strategy; (ii) establish the percentage allocation of each security’s position within each individual Equity Strategy; and (iii) handle the day-to-day investment management of Portfolio assets allocated to the Equity Strategies.

On or about the annual security selection date (December 31), the Investment Managers will establish the overall percentage allocation between the four Equity Strategies and the Core Plus Strategy.  Under normal market conditions, it is currently expected that the Portfolio will invest approximately 75% of its total assets in accordance with the four Equity Strategies and approximately 25% of its total assets in the Core Plus Bond Portfolio.  On or about December 31, First Trust will establish: (i) the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers’ overall allocation between the four Equity Strategies and the Core Plus Strategy along with First Trust’s view of prevailing market, economic, and financial conditions and (ii) the percentage allocation of each security’s position within each individual Equity Strategy.  During the one-year period following such security selection date, the Investment Managers and First Trust, as applicable, will maintain the percentage allocations of Portfolio assets across the five Investment Strategies and the security percentage allocations within each individual Equity Strategy as closely as practicable when the Portfolio makes subsequent purchases and sales of portfolio securities.

The Investment Managers will rebalance the Portfolio’s investments to cause its composition to match the then-current percentage allocation of Portfolio assets across the five Investment Strategies and the then-current percentage allocation of each security’s position within each individual Equity Strategy:

•                  on each succeeding security selection date;

•                  in the event more than 80% of the Portfolio’s total assets are invested in accordance with the Equity Strategies and less than 20% of the Portfolio’s total assets are invested in the Core Plus Bond Portfolio; and

•                  in the event less than 70% of the Portfolio’s total assets are invested in accordance with the Equity Strategies and more than 30% of the Portfolio’s total assets are invested in accordance with the Core Plus Bond Portfolio.

First Trust may also invest in futures, options, warrants, forward contracts and repurchase agreements in implementing the Equity Strategies.

Description of Investment Strategies.  Complete descriptions of the Equity Strategies to be used by First Trust and the Core Plus Strategy are set forth below.

The Dow® Target Dividend.  The Dow® Target Dividend Strategy contains some of the most widely traded of the market’s highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend Index, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend Index on or about the applicable security selection date (best [1] to worst [100]) by:

• Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

• Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

Value Line® Target 25.  The Value Line® Target 25 Strategy invests in 25 of the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM which have recently exhibited certain positive financial attributes. Value Line® ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line’s view of their probable price performance during the next six to 12 months relative to the others. Value Line® bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line’s #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

Step 1: Start with the 100 stocks that Value Line on or about the security selection date gives its #1 ranking for “Timeliness™”, and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors:

• 12 month price appreciation

• 6 month price appreciation

• Return on assets

• Price to cash flow

Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.  Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the security selection date.

S&P Target SMid 60.  The S&P Target SMid 60 Strategy gives an investor exposure to mid-cap and small-cap value stocks. The portfolio doubles the weights of the larger 30 mid-cap stocks relative to the 30 small-cap stocks. The strategy selects stocks with a combination of value (price/cash flow) and growth (change in ROA and recent momentum) factors. They are selected from the lowest price/books in the S&P 400 MidCap Index, which measures the performance of the mid-range sector of the U.S. stock market by choosing 400 domestic stocks on the basis of market capitalization, liquidity and industry group representation, and the S&P 600 SmallCap Index, which measures the performance of the small-range sector of the U.S. stock market by choosing 600 domestic stocks chosen for market size, liquidity and industry group representation, ensuring a selection of value stocks.

The stocks for the strategy are selected by First Trust beginning with the stocks that comprise the S&P MidCap 400 and the S&P SmallCap 600 Indices.  Specifically,:

Step 1: Rank the stocks in each index by price to book value. Select the best quartile from each index - 100 stocks from the S&P MidCap 400 Index and 150 stocks from the S&P SmallCap 600 Index with the lowest, but positive, price to book ratio.

Step 2: Rank each remaining stock on three factors:

• Price to cash flow

• 12 month change in return on assets

• 3 month price appreciation

Step 3: Eliminate any stock with a market capitalization of less than $250 million and also eliminate those with an average daily trading volume of less than $250,000. The 30 stocks from each index with the best overall ranking on the three factors are selected for the portfolio.  The stocks selected from the S&P MidCap 400 Index are given approximately twice the weight of the stocks selected from the S&P Small Cap 600 Index.

NYSE® International Target 25.  NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

Step 1: Begin with the stocks that comprise the NYSE International 100 Index on or about the applicable security selection date. The Index consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 3: Rank each remaining stock on two factors:

Factor 1: Price to book

Factor 2: Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Core Plus Strategy.  The Portfolio will gain exposure to the Core Plus Strategy through its investments in the Core Plus Bond Portfolio.  The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities.  Under normal market conditions, at least 80% of the Core Plus Bond Portfolio’s assets will be invested in debt and fixed-income securities. The Core Plus Bond Portfolio may invest in a variety of securities and instruments, including:

•             U.S. Government obligations;

•             corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);

•             inflation-indexed securities;

•             mortgage- and other asset-backed securities;

•             obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;

•             fixed-income securities of non-governmental U.S. or non-U.S. issuers;

•             taxable municipal obligations;

•             variable and floating rate debt securities;

•             commercial paper and other short-term investments;

•             certificates of deposit, time deposits, and bankers’ acceptances;

•             loan participations and assignments;

•             structured notes; and

•             repurchase agreements

The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Core Plus Bond Portfolio average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the average modified duration of the Core Plus Bond Portfolio back within its expected average modified duration range within a reasonable period of time.

Up to 15% of the Core Plus Bond Portfolio’s net assets may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized securities ratings organization (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis.

The Core Plus Bond Portfolio may also:

•             invest up to 25% of its total assets in the securities of non-U.S. issuers;

•             invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

•             hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

•             invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

•             buy or sell securities on a forward commitment basis;

•             lend its portfolio securities;

•             engage in non-U.S. currency exchange transactions;

•             engage in reverse repurchase agreements;

•             borrow money for temporary or emergency purposes;

Western Asset and WAML also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments.   As a temporary measure for defensive purposes, the Portfolio may invest without limitation in money market mutual funds or similar pooled investment vehicles, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

Other Investments of the Portfolio.  In addition to the principal strategies outlined above, the Portfolio may directly or indirectly (through its investments in the Core Plus Bond Portfolio) use the following investment strategies to try to increase the Portfolio’s returns or protect its assets if market conditions warrant.

Warrants.  The Portfolio may have investment exposure to warrants.  Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.  The Portfolio will sell common stock received upon conversion.

Repurchase Agreements. The Portfolio may invest in securities pursuant to repurchase agreements. The Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Trust’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price.

U.S. Government Securities.  U.S. Government securities include debt obligations issued by the U.S. Treasury.  Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.  The Portfolio may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds.  Such notes or bonds are held in custody by a bank on behalf of the owners.  These custodial receipts are commonly referred to as Treasury strips.

Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities.  Some (but not all) of the debt obligations issued or guaranteed by the U.S. Government and government-related entities in which the Portfolio invests will be backed by the full faith and credit of the U.S. Government.  These include obligations of the Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration and the Export-Import Bank.  Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government.  However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.  In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

Some (but not all) of the mortgage-related securities in which the Portfolio may invest will be issued or guaranteed by U.S. governmental entities.  Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by FHLMC.  The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. The yield and market value of these securities are not guaranteed by the U.S. Government or the issuing agency.

Privately-Issued Mortgage-Related Securities.  The Portfolio may also invest in privately issued mortgage-related securities.  Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.  Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities.  A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities.  A real estate mortgage investment conduit (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property.  REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests.   A multi-class pass-

through security is an equity interest in a trust composed of underlying mortgage assets.  Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security.  A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions.  MBS strips take the pieces of a debt security (principal and interest) and break them apart.  The resulting securities may be sold separately and may perform differently.  The Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

Asset-Backed Securities.  Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables.  Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.  Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Corporate Debt Obligations.  The Portfolio also may invest in the bonds of corporations.  For purposes of this policy, the term “corporations” includes all non-government issuers.  Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity.  When interest rates rise, the value of corporate bonds can be expected to decline.  Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Options on Securities and Securities Indexes. The Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

Types of Options. The Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

The Portfolio may write only call options which are “covered,” meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio.

Call Options. The Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Portfolio owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out the Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Put Options. The Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Portfolio also may purchase uncovered put options.

The Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return.

Futures. The Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

The Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. The Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

The Portfolio may only write “covered” put and call options on futures contracts. The Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Portfolio’s assets that can be segregated.

The Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Managers are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Short Sales and Short Sales Against-the-Box. The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Portfolio will secure its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) a fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. No assurance can be given that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio’s records or with its Custodian.

Indexed and Inverse Securities. The Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Portfolio may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Portfolio may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. The Portfolio may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Portfolio may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Investment Adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines approved by the Board).

Credit Default Swap Agreements and Similar Instruments. The Portfolio may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When the Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which the Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Portfolio would receive. The Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933 (the Securities Act). Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. The Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Asset Segregation for Derivative Strategies.  As an open-end investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940 (the 1940 Act), related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC - or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify the Portfolio’s asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

TRACERS and TRAINS.  Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits.  Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality.  Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.

Zero Coupon Securities, Pay-in-Kind Securities and Deferred Payment Securities. The Portfolio may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in the Portfolio’s exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

Dollar Rolls.  The Portfolio may enter into dollar rolls. In a dollar roll, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Bank Loans.  Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, the Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Bank Loans in which the Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Bank Loans and junk bonds. Bank Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Bank Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Bank Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Bank Loans will be repaid in full. Bank Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Bank Loans held by the Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Bank Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Portfolio may acquire interests in Bank Loans by means of a novation, assignment or participation. In a novation, the Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Standby Commitment Agreements. The Portfolio may enter into standby commitment agreements. These agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. No assurance can be given that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Portfolio’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

No assurance can be given that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Money Market Instruments. The Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

If believed necessary, up to 100% of the Portfolio’s total assets may be invested in money market instruments or shares of affiliated money market or short-term bond funds on temporary basis. Investing heavily in these securities will limit the Portfolio’s ability to achieve its investment objective, but may help to preserve the Portfolio’s assets when global or international markets are unstable.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the Portfolio’s ability to achieve its investment objective, but can help to preserve the Portfolio’s assets. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objective.

Borrowing and Leverage.  The Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio’s asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

The Portfolio may borrow from time to time, at the relevant subadviser’s discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser’s opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. The Portfolio will only borrow when there is an expectation that it will benefit the Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio. The Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, which are described above in this SAI.

Illiquid or Restricted Securities. The Portfolio may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.  The Portfolio may invest up to 15% of its net assets in illiquid securities. First Trust will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio’s exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio’s net assets as a result of a decline in the market value of the Portfolio.

The Portfolio may also invest in securities that are not registered (“restricted securities”) under the Securities Act.  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

The Portfolio may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to guarantee exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Securities Lending. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Portfolio do not exceed in the aggregate 33 1/3 % of the value of the Portfolio’s total assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Principal Risk Factors

Investments in the Portfolio are not guaranteed; investors may lose money by investing in the Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in the Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because its investment strategy was not properly implemented; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of certain securities and investment methods that the Portfolio may invest in or use, either directly through First Trust’s implementation of the Equity Strategies or indirectly through the Portfolio’s investment in the Core Plus Bond Portfolio, and certain of the risks associated with such securities and investment methods.  For purposes of this discussion, references to securities and investment methods held and used by the Portfolio will be deemed to include securities and investment methods held and used by the Core Plus Bond Portfolio.

Asset Allocation Risk.   The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various Investment Strategies. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various Investment Strategies.

Market Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Investment Model Risk.   The Portfolio is also exposed to additional market risk due to its policy of investing in securities identified by the four Equity Strategies.  As a result of this policy, equity securities held by the Portfolio will generally not be bought or sold in response to market fluctuations. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Selection Risk. Selection risk is the risk that the securities selected by First Trust, Western Asset, or WAML will under perform the market, the relevant indices or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   The Equity Strategies will emphasize investments in equity securities such as common and preferred stocks. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid-Capitalization Company Risk.  The Portfolio may invest in securities of medium, small, and new companies.  Medium-sized companies will generally come from the S&P MidCap 400 Index.  Small-sized companies will generally come from the S&P SmallCap 600 Index.  Investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.  In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Interest Rate Risk.   The Portfolio is subject to interest rate risk, particularly as a result of its investments in the Core Plus Bond Portfolio. Interest rate risk is the risk that the rates of interest income generated by the Portfolio’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of fixed-income investments of the Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase.

Certain securities held by the Portfolio will pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk.   The Portfolio is subject to credit risk, particularly as a result of its investments in the Core Plus Bond Portfolio.  Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix I to this Prospectus.

Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the relevant subadviser will determine which rating it believes best reflects the security’s quality and risk at that time.

“Junk Bond” Risk.   Debt securities that are rated below investment grade by a rating agency (i.e., securities not rated Baa/BBB or above by at least one rating agency), or, if not rated, that are determined to be of equivalent investment quality by the relevant investment manager or subadviser, are often referred to as “junk bonds.” The Portfolio may have exposure to “junk bonds” through its investments in the Core Plus Bond Portfolio.  The Core Plus Bond Portfolio may invest up to 15% of its total assets in “junk bonds.” Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. The Portfolio will be subject to additional credit risk to the extent it has exposure to “junk bonds.”

Prepayment or Call Risk.   The Portfolio is subject to prepayment or call risk, particularly as a result of its investments in the Core Plus Bond Portfolio.  Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations.

Mortgage-Backed and Asset-Backed Securities Risks.   Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Portfolio’s investment return is similar to that discussed above for prepayment or call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities to which the Portfolio is exposed will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Portfolio to experience a loss equal to any unamortized premium.

Inflation-Indexed Securities Risks.   The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Portfolio has exposure to inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolio has exposure to an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. No assurance can be given that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Foreign and Emerging Markets Securities Risk.   The Portfolio is currently expected to invest approximately 7.5% of its assets in accordance with the NYSE® International Target 25 Strategy .  The NYSE® International Target 25 Strategy is designed to provide investors with exposure to foreign large-cap value stocks.  Likewise, the Core Plus Bond Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of its assets in non-U.S. dollar denominated securities.

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Portfolio to pursue its rights against such government in that country’s courts. Some non-U.S. governments have defaulted on principal and interest payments. In addition, investments by the Portfolio in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also “Brady Bonds,” bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans, and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Portfolio may have significant exposure to emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in the Portfolio should be considered speculative.

Currency Risk.   The Portfolio may have exposure to non-U.S. dollar denominated securities through its investments in foreign equity securities.   Likewise, the Core Plus Bond Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The value securities denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. In addition to the policies described elsewhere in this Prospectus, the Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

Hedging Risk.   The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, mortgage-backed securities, asset-backed securities, securities having small and medium market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.  The Portfolio may invest up to 15% of its net assets in illiquid securities. First Trust will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio’s exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio’s net assets as a result of a decline in the market value of the Portfolio.

Valuation Risk.   Due to the nature of some of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected.

Borrowing or Leveraging Risk.   The Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases, or for the clearance of securities transactions.  The Portfolio also may borrow for investment purposes. Borrowing may exaggerate changes in the net asset value of shares of the Portfolio and in the return on its portfolio. Borrowing will cost such portfolios interest expense and other fees. The costs of borrowing may reduce the investment return of the Portfolio. Certain derivative securities that the Trust may buy or other techniques that the Trust may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options. To mitigate leveraging risk, an investment manager or sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if such portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of its securities.

Derivatives Risk.   The Portfolio may engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments, the value of which value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes, or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Portfolio may have the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.  The Portfolio may also be exposed to derivatives through its investments in the Core Plus Bond Portfolio.

As an open-end investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.  The Core Plus Bond Portfolio is also subject to these limitations on the use of derivatives.

Derivatives involve special risks and costs. Exposure to derivatives may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the ability of its investment manager or subadviser to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio.  The Portfolio’s exposure of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the derivatives positions of the Portfolio at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Swap agreements will tend to shift the investment exposure of the Portfolio from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease such portfolio’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

If the Portfolio sells protection on credit default swaps relating to corporate debt securities, such portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, such portfolio would be subject to investment exposure on the notional amount of the swap.

License Risk.   The Portfolio will rely on licenses from third parties to First Trust that permit the use of the intellectual property of such parties in connection with the Equity Strategies. Such licenses may be terminated by the licensors under certain circumstances, and as a result, the Portfolio may lose its ability to use the licensed name and/or the relevant Equity Strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the Portfolio.

Portfolio Turnover Risk.   The length of time the Portfolio or the Core Plus Bond Portfolio has held a particular security is not generally a consideration in investment decisions. The use of these strategies may result in the frequent purchase and sale of securities and higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect the Portfolio’s investment performance.covery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

INVESTMENT RESTRICTIONS:

The investment restrictions set forth below are “fundamental” policies. More information regarding “fundamental” policies of the Portfolio and the requirements for changing such “fundamental” policies is set forth in this SAI under the caption “Investment Objective, Policies, and Principal Risks.” More information about the “non-fundamental” investment policies of the Portfolio is set forth in the Prospectus under the caption “Investment Objectives and Policies.”

1.    The Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance.  For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.     The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act) in connection with the purchase and sale of portfolio securities.

3.     The Portfolio may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4.     The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.

5.     The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33- 1 / 3  % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6.    The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or to investments in investment companies.

7.   The Portfolio may not invest in other investment companies, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance

If a restriction on the Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio’s investments in loan participations and assignments.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

PORTFOLIO TURNOVER:

The Portfolio buys and sells portfolio securities in the normal course of its investment activities. The Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the First Trust determines that it would be in the Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economics market, or other factors that are not within the control of the Investment Managers.

The proportion of the Portfolio’s investment portfolio that is sold and replaced with new securities during a year is known as the Portfolio’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within one year. A high rate of portfolio turnover for the Portfolio involves correspondingly higher brokerage commission expenses and other transaction costs, which are directly borne by the Portfolio. Such higher brokerage commission expenses and other transaction costs will reduce the investment performance of the Portfolio.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees

Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (74) No. of Portfolios Overseen: 87

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006).

Delayne Dedrick Gold (69) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (70) No. of Portfolios Overseen: 87

Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (66) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (57) No. of Portfolios Overseen: 86

President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

John A. Pileski (68) No. of Portfolios Overseen: 86	Retired (June 2000) Tax Partner of KPMG LLP.	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.

F. Don Schwartz (72) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustees

David R. Odenath, Jr. (50)	President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March

No. of Portfolios Overseen: 86

2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

Robert F. Gunia (61) No. of Portfolios Overseen: 149

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Trust Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Trust, Inc.; Vice President (since January 2007) of The Greater China Trust, Inc.

Advanced Series Trust—Trustee Length of Service

Saul K. Fenster, Ph.D.	Delayne Dedrick Gold	W. Scott McDonald, Jr.	Thomas T. Mooney	Thomas M. O’Brien	John A. Pileski	F. Don Schwartz	David R. Odenath	Robert F. Gunia
Trustee Since 2003	Trustee Since 2003	Independent Vice Chair since 2004 and Trustee Since 2003	Independent Chair and Trustee Since 2003	Trustee Since 1992	Trustee Since 2001	Trustee Since 1992	President since 2002 and Trustee Since 2003	Vice President and Trustee Since 2003

Trust Officers

Name, Address and Age Position with Trust	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Trust Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson (49)	Chief Compliance Officer (since April 2007) of PI and AST Investment Services,

Deputy Chief Compliance Officer	Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jonathan D. Shain (49) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Trust Law Department (1997-2006).

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Trust Administration.

Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Trust Administration; formerly Tax Manager at SSB Citi Trust Management LLC (1997-2004).

Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Advanced Series Trust—Officer Length of Service

Kathryn L. Quirk	Timothy J. Knierim	Valerie M. Simpson	Grace C. Torres	Deborah A. Docs	Noreen M. Fierro	Jonathan D. Shain	John P. Schwartz	Claudia DiGiacomo	Andrew R. French	Peter Parrella	M. Sadiq Peshimam	Alan Fu
Chief Legal Officer Since 2005	Chief Compliance Officer Since 2007	Deputy Chief Compliance Officer Since 2007	Principal Financial and Accounting Officer Since 2003	Secretary Since 2005	Anti-Money Laundering Compliance Officer Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Treasurer Since 2007	Assistant Treasurer Since 2006	Assistant Treasurer Since 2006

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Trusts, Strategic Partners Trusts, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Trust, Advanced Series Trust, The High Yield Income Trust, Inc., The High Yield Plus Trust, Inc., Nicholas-Applegate Trust, Inc. and Prudential’s Gibraltar Trust, Inc.

 Compensation of Trustees and Officers. Pursuant to a Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all Interested Trustees. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust’s obligation to make payments of deferred Trustees’ fees, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust for the Trust’s most recently completed fiscal year to the Independent Trustees for service on the Trust’s Board, and the Board of any other investment company in the Trust Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Trust Complex and therefore are not shown in the following table.

Compensation Received by Independent Trustees — Advanced Series Trust

Name	Aggregate Fiscal Year Compensation from Trust	Pension or Retirement Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex for Most Recent Calendar Year
Saul K. Fenster	$113,800	None	None	$214,000(4/83	)*
Delayne Dedrick Gold	$113,640	None	None	$210,000(3/82	)*
W. Scott McDonald, Jr.**	$124,120	None	None	$234,000(4/83	)*
Thomas T. Mooney**	$129,440	None	None	$240,000(3/82	)*
Thomas M. O’Brien**	$113,560	None	None	$210,000(3/82	)*
John A. Pileski	$113,520	None	None	$210,000(3/82	)*
F. Don Schwartz**	$108,280	None	None	$200,000(3/82	)*

Explanatory Notes to Compensation Table

*Number of funds and portfolios represent those in existence as of December 31, 2007.

**Earnings stated above exclude the following earnings in calendar year 2007 on deferred compensation balances, for Trustees who had deferred their fees in calendar year 2007 or earlier:

W. Scott McDonald, Jr.: $7,500

Thomas T. Mooney: $93,590

Thomas M. O’Brien: $58,543

F. Don Schwartz: $17,733

Board Committees. The Board has established three standing committees in connection with governance of the Trust—Audit, Compliance and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. Pileski (chair) Mr. O’Brien, Ms. Gold and Mr. Mooney (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.annuities.prudential.com. The number of Audit Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.

Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Ms. Gold, Mr. O’Brien and Mr. Mooney (ex-officio). The Board has determined that each member of the Compliance Committee is not an “interested person” as defined in the 1940 Act. The Compliance Committee serves as a liaison between the Board and the Trusts’ Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trusts’ expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust’s most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust’s website at www.annuities.prudential.com.

Selection of Director Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Trust), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)

Trust Name	Audit Committee	Governance Committee	Compliance Committee
Advanced Series Trust	4	2	4

Share Ownership. Information relating to each Trustee’s share ownership in the indicated Trust(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

Trustee Share Ownership: Independent Trustees

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Trust Complex
Saul K. Fenster	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
Julian A. Lerner	—	—
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O’Brien	None	over $100,000
John A. Pileski	None	$10,001 - $50,000
F. Don Schwartz	None	over $100,000
Trustee Share Ownership: Interested Trustees
David R. Odenath	None	over $100,000
Robert F. Gunia	None	over $100,000

None of the Independent Trustees, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of the most recently completed calendar year.

Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Investment Managers. The co-managers of the Trust are Prudential Investments LLC (PI) and AST Investment Services, Inc. (collectively with PI, the Investment Managers), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $121.1 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Investment Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, are authorized to manage both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Managers are obligated to keep certain books and records of the Trust. The Investment Managers are also authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Investment Managers will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Investment Managers will review the performance of the relevant subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Investment Managers also administer the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The management services of the Investment Managers to the Trust are not exclusive under the terms of the Management Agreement and the Investment Managers are free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Trust, the Investment Managers bear the following expenses:

•      the salaries and expenses of all of its and the Trust’s personnel except the fees and expenses of Independent Trustees;

•      all expenses incurred by the Investment Managers or the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust as described below; and

•      the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Managers and such investment subadvisers.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses:

•      the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Investment Managers;

•      the fees and expenses of Independent Trustees;

•      the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Managers in connection with their obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

•      the charges and expenses of the Trust’s legal counsel and independent auditors;

•      brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•      all taxes and corporate fees payable by the Trust to governmental agencies;

•      the fees of any trade associations of which the Trust may be a member;

•      the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•      the cost of fidelity, directors and officers and errors and omissions insurance;

•      the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

•      allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders;

•      litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Investment Managers will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the

Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Managers, the Portfolio, or the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Investment Management Fees.  Fees payable under the Management Agreement are computed daily and paid monthly.  The annualized contractual investment management fee for the Portfolio is 0.85% of the Portfolio’s average daily net assets.  The Investment Managers have contractually agreed to waive their investment management fees with respect to the Portfolio’s investments in the Core Plus Bond Portfolio (i.e., assumes a waiver of 25% of the Investment Managers’ contractual investment management fee).  The Investment Managers also may from time to time voluntarily waive all or a portion of their management fee and subsidize all or a portion of the operating expenses of the Portfolio. Management fee waivers and subsidies will increase the Portfolio’s total return. Voluntary waivers may be terminated at any time without notice.

Other Expenses.  As used in connection with the Portfolio, “Other Expenses” include certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.  The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Portfolio under which the Trust currently compensates such issuers for providing ongoing services to Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders.  The contractual administrative services fee is 0.10% of the Portfolio’s average daily net assets.  The Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Underlying Trust Portfolio.  The Core Plus Bond Portfolio and each Underlying Trust Portfolio in which the Portfolio invests, however, are subject to the administrative services fee.

“Manager-of-Managers” Structure.  The “manager-of-managers” structure operates under the above-referenced exemptive order issued by the SEC. The Order permits the Investment Managers to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. The Order imposes the following conditions:

1. The Investment Managers will provide general management and administrative services to the Trust including overall supervisory responsibility for the general management and investment of the securities portfolio of the Trust Portfolios, and, subject to review and approval by the Board, will (a) set the Trust Portfolios’ overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Trust Portfolio’s assets among its subadvisers in those cases where a Trust Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Trust Portfolio’s investment objectives, policies, and restrictions.

2. Before a Trust Portfolio may rely on the Order, the operation of the Trust Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or, in the case of a new Trust Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Trust Portfolio to the public.

3. The Trust will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Trust Portfolio’s subadvisory agreement. The Trust will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Trust Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Trust will disclose in its prospectus the existence, substance and effect of the Order.

5. No Trustee or officer of the Trust or director or officer of the Investment Managers will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in the Investment Managers or any entity that controls, is controlled by or is under common control with the Investment Managers, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. The Investment Managers will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Investment Managers other than by reason of serving a subadviser to one or more Trust Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the beneficial shareholders of the applicable Trust Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

8. When a subadviser change is proposed for a Trust Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Trust Portfolio and its beneficial shareholders and does not involve a conflict of interest from which the Investment Managers or the Affiliated Subadviser derives an inappropriate advantage.

Subadvisers.  The Investment Managers have entered into a subadvisory agreement with First Trust. The subadvisory agreement provides that First Trust will furnish certain investment advisory services in connection with the management of the Portfolio.  In connection therewith, First Trust is obligated to keep certain books and records of the Trust. Under the subadvisory agreement, First Trust, subject to the supervision of the Investment Managers, is responsible for managing the assets of the Portfolio as described herein in accordance with the Portfolio’s investment objectives, investment program, and investment policies.  The Investment Managers have engaged First Trust to conduct the investment program of the Portfolio as described herein, including the purchase, retention, and sale of portfolio securities and other financial instruments.  The Investment Managers continue to have responsibility for all investment advisory services pursuant to the Management Agreement and supervise First Trust’s performance of such services.

The subadvisory fees paid by the Investment Managers to First Trust will come out of the investment management fees received by the Investment Managers from the Portfolio.  Under the subadvisory agreement between the Investment Managers and First Trust, the Investment Managers will be responsible for paying First Trust a monthly fee at the annual rates of the Portfolio’s average daily net assets that are directly managed by First Trust as set forth below.

Average Daily Net Assets of Portfolio Directly Managed by First Trust	Annualized Subadvisory Fee Rate
Not exceeding $250 million	0.35%
From $250 million to $500 million	0.30%
In excess of $500 million	0.25%

The Investment Managers will not pay any subadvisory fees to First Trust with respect to Portfolio assets that are allocated to the Core Plus Bond Portfolio.  The Investment Managers will, however, pay subadvisory fees to Western Asset and WAML with respect to Portfolio assets that are allocated to the Core Plus Bond Portfolio.

PORTFOLIO MANAGERS: OTHER ACCOUNTS

Additional Information About the Portfolio Managers – Other Accounts and Portfolio Ownership. The following tables set forth information about the Portfolio and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Trust’s most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of the Portfolio beneficially owned by the portfolio managers as of the Trust’s most recently completed fiscal year.

AST Focus Four Plus Portfolio

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio
First Trust Advisors L.P.	Robert F. Carey	59 registered investment companies with $1.858 billion in total assets under management	4 other pooled investment vehicles with $534.989 million in total assets under management	4,096 other accounts with $980.909 million in total assets under management	None

	Roger F. Testin	59 registered investment companies with $1.858 billion in total assets under management	4 other pooled investment vehicles with $534.989 million in total assets under management	4,096 other accounts with $980.909 million in total assets under management	None

	Jon C. Erickson	59 registered investment companies with $1.858 billion in total assets under management	4 other pooled investment vehicles with $534.989 million in total assets under management	4,096 other accounts with $980.909 million in total assets under management	None

	David G. McGarel	59 registered investment companies with $1.858 billion in total assets under management	4 other pooled investment vehicles with $534.989 million in total assets under management	4,096 other accounts with $980.909 million in total assets under management	None

	Daniel J. Lindquist	59 registered investment companies with $1.858 billion in total assets under management	4 other pooled investment vehicles with $534.989 million in total assets under management	4,096 other accounts with $980.909 million in total assets under management	None

	Walter Stubbings	—	—	—	None

PORTFOLIO MANAGERS: COMPENSATION AND CONFLICTS POLICIES

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used by First Trust to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Portfolio’s investments and investments in other accounts.

Compensation

The compensation structure for each member of the Investment Committee is based on a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based on an individual’s position and overall value to the firm. Bonuses are also determined by management and are based on an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based on criteria such as the Portfolio’s performance or the value of assets included in the Portfolio. In addition, Mr.Carey, Mr.Erickson, Mr. Lindquist and Mr.McGarel have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

Conflicts of Interest

None of the accounts managed by the Investment Committee pay an advisory fee that is based on the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee’s management of the Portfolios’ investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Portfolio and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Portfolio and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Portfolio and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Portfolio.

OTHER SERVICE PROVIDERS:

Custodians. PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Transfer and Shareholder Servicing Agent for the Trust.

As the transfer, registrar and dividend disbursing agent of the Trust, PFPC, Inc. provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PFPC, Inc. receives a monthly fee of $1,500 per Portfolio and a $0.20 fee for certain accounts for anti-money laundering services, and a $2.25 customer identification fee per certain new customers. PFPC, Inc. is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

Independent Registered Public Accounting Firm.                 ,                               ,                 ,                            , served as the Trust’s independent registered public accounting firm for the five fiscal years ended December 31, 2007, and in that capacity will audit the annual financial statements for the Trust for the next fiscal year.

 Securities Lending Agent. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Portfolio and in that role administers the Portfolio’s securities lending program. For its services, PIM receives a portion of the amount earned by lending securities.

Distributor.  The Trust currently sells its shares only to insurance company separate accounts to fund the Contracts. The Trust has no principal underwriter or distributor. See the prospectus for your Contract for more information on distribution arrangements related to your Contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust has adopted a policy pursuant to which the Trust and the Investment Managers, First Trust, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Managers, and First Trust to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Trust shares.

The Investment Managers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Managers” includes First Trust. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC (“Prudential Equity”) and its affiliates or one of the affiliates of First Trust (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Trust’s order.

In placing orders for portfolio securities of the Trust, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable under the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Trust and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions .

When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with their fiduciary obligations to their clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust’s ability to pursue its present investment objective. However, in the future in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm’s-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the Exchange Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options that the Trust may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

PROXY VOTING POLICY:

The Board has delegated to one of the Investment Managers, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Trust Portfolio. The Trust authorizes the Investment Managers to delegate, in whole or in part, its proxy voting authority to the subadvisers or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Investment Managers and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Trust Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Managers and the Board maintain a policy of seeking to protect the best interests of each Trust Portfolio should a proxy issue potentially implicate a conflict of interest between a Trust Portfolio and the Investment Managers or their affiliates.

The Investment Managers delegate to each Trust Portfolio’s subadviser(s) the responsibility for voting each Trust Portfolio’s proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Trust Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Trust Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Trust Portfolio and the interests of the subadviser or its affiliates.

The Investment Managers and the Board expect that the subadvisers will notify the Investment Managers and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Managers expect that the subadvisers will deliver to the Investment Managers, or their appointed vendor, information required for filing the Form N-PX with the SEC.  Information regarding how each Trust Portfolio voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the internet at www.jennisondryden.com and on the SEC’s website at www.sec.gov.  The proxy voting policies and procedures of First Trust are set forth in Appendix II to this SAI.

NET ASSET VALUES:

Any purchase or sale of Trust Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Trust Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust Portfolio shares on days when the NYSE is closed but the primary markets for a Trust Portfolio’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Trust Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Trust Portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for a Trust Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Trust Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to a Trust Portfolio’s U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Trust Portfolio calculates its

NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or the relevant subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Trust Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Trust Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Trust Portfolio’s NAV, we will value the Trust Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust Portfolio as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Trust Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Trust Portfolio’s NAV by short-term traders.

The NAV for each of the Trust Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Trust Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Trust Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Trust Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust Portfolio does not price its shares. Therefore, the value of a Trust Portfolio’s assets may change on days when shareholders cannot purchase or redeem Trust Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Trust Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SALE OF SHARES:

A complete description of the manner by which the Trust’s shares may be purchased and redeemed appears in the Prospectus under the heading “How to Buy and Sell Shares of the Portfolio.”

DESCRIPTION OF SHARES OF THE TRUST:

The Trust is a Massachusetts business trust.  The Trust’s Second Amended and Restated Declaration of Trust, dated December 1, 2005 (the Declaration of Trust), which governs certain Trust matters, permits the Board to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Trust Portfolio. Only shareholders of shares of a specific Trust Portfolio may vote on matters specific to that Trust Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Trust Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Trust Portfolio less the liabilities attributable to such Trust Portfolio. Shareholders of a Trust Portfolio will not be liable for the expenses, obligations or debts of another Trust Portfolio.

No preemptive or conversion rights apply to any of the Trust’s shares. The Trust’s shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

Generally, there will not be annual meetings of shareholders of any Trust Portfolio. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust’s property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust’s affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

TAX MATTERS:

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Each Trust Portfolio, including the Portfolio, currently intends to be treated as a partnership for federal income tax purposes. As a result, each Trust Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. The Trust Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Under Section 817(h) of the Code, a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations.  For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Trust Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Trust Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Tax Matters.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS:

Each Trust Portfolio’s portfolio holdings, including those of the Portfolio, as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust’s annual and semi-annual reports.  These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust’s annual and semi-annual reports are available at www.prudentialannuities.com.  Each Trust Portfolio’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Trust Portfolio’s first and third fiscal quarters.

In addition, the Trust may provide a full list of each Trust Portfolio’s portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month.  The Trust may also release each Trust Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be available at www.prudentialannuities.com.

When authorized by the Trust’s Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Trust’s shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Trust Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Trust Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Trust Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Trust Portfolio.

2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his or her delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Trust Portfolio holdings information.

4. An officer of the Trust shall approve the release and agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of Trust Portfolio holdings information.

6. PI’s Fund Administration Department shall arrange for the release of Portfolio holdings information by the Trust Portfolio’s custodian bank(s).

As of the date of this SAI, the Trust will provide:

1. Traditional External Recipients/Vendors

• Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

• Full holdings on a daily basis to each subadviser(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. Where a Trust Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment” of the applicable Trust Portfolio for which the subadviser (if any) has responsibility.

• Full holdings to the Trust’s independent accountants at the Trust’s fiscal year-end or on an as-needed basis; and

• Full holdings to RR Donnelley (financial printer) at the end of the Trust’s quarterly, semi and annual periods.

2. Analytical Service Providers

• All Trust Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Trust Portfolios’ fiscal quarter-end;

• For each Trust Portfolio with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

• Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day;

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be reviewed by the Trust’s Chief Compliance Officer and the PI Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.

In connection with the ongoing arrangements to make available information about a Trust Portfolio’s portfolio holdings, the Trust may require the party receiving such information to maintain assets in the portfolio or in other investment companies or accounts managed by the Investment Managers or by an affiliated person of the Investment Managers.

The Board has approved PI’s Policy for the Dissemination of Trust Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. No assurance can be given that the Trust’s policies and procedures on portfolio holdings information will protect the Trust and the Trust Portfolios from the potential misuse of such information by individuals or entities that come into possession of the information.

CODES OF ETHICS:

The Board has adopted a Code of Ethics for the Trust. In addition, the Investment Managers, the subadvisers for the Trust Portfolios, and the Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Trust Portfolio’s investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Trust Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.

OTHER INFORMATION:

Principal Holders:  As of July 15, 2008, there were no outstanding shares of the Portfolio. As a result, as of the date of this SAI, no person owned beneficially more than 5% of any class of the Portfolio’s outstanding shares.

The Participating Insurance Companies are not obligated to continue to invest in shares of any Trust Portfolio, including the Portfolio, under all circumstances. Contract owners should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

Reports to Holders:  Contract issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

 FINANCIAL STATEMENTS:

The Portfolio is newly-organized and had no operations or financial information of its own as of the date of this SAI.  The Annual and Semiannual Reports to Shareholders for the Portfolio will not be available until the Portfolio completes its first annual and semiannual fiscal reporting periods, respectively. We send copies of the Annual and Semiannual Reports to Shareholders for the Portfolio and any documents incorporated by reference herein upon receipt of your written or oral request. Please address your written requests to Advanced Series Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

The fiscal year end for the Portfolio is December 31.                      serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

LICENSES AND MISCELLANEOUS INFORMATION:

“Dow Jones Corporate Bond Index,” “The Dow Jones Industrial Average SM ,” “The Dow®,” “DIJA SM “ and “Dow Jones Select Dividend Index SM “ are service marks or registered trademarks of Dow Jones Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). Dow Jones does not sponsor, endorse, sell or promote the AST Focus Four Plus Portfolio (the “AST First Trust Portfolio”). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolio or any member of the public regarding the advisability of purchasing the AST First Trust Portfolio. Dow Jones’ only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolio into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolio to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolio.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

“Value Line Publishing, Inc.’s (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolio, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolio into consideration in composing the System. The AST First Trust Portfolio’s results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First

Trust Portfolio or the timing of the issuance for sale of the AST First Trust Portfolio or in the calculation of the equations by which the AST First Trust Portfolio is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIO AND/OR THE TRUST.

“NYSE®” and “NYSE International 100 Index ®” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolio, which uses a strategy based in part on the NYSE International 100 Index®, is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolio or First Trust other than the licensing of NYSE International 100 Index® (the “Index”) and its registered trademarks for use in connection with the AST First Trust Portfolio.

NYSE Group, Inc. and its affiliates do not:

•                  Sponsor, endorse, sell or promote the AST First Trust Portfolio.

•                  Recommend that any person invest in the AST First Trust Portfolio or any other securities.

•                  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolio.

•                  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolio.

•                  Consider the needs of the AST First Trust Portfolio or the Contract owners of the AST First Trust Portfolio in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolio or the Trust. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

•                  The results to be obtained by the AST First Trust Portfolio, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;

•                  The accuracy or completeness of the Index and its data;

•                  The merchantability and the fitness for a particular purpose or use of the Index and its data;

•                  NYSE Group, Inc. and it’s affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;

•                  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolio or any other third parties.

[Standard & Poor’s License Disclaimers: To be added by Amendment]

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

Moody’s Investors Service, Inc. (Moody’s)

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Corporation (Standard & Poor’s)

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus ( — )—Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody’s

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1—This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B—Issues rated B are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

APPENDIX II:

Description of Proxy Voting Policies and Procedures of First Trust Advisors L.P.

First Trust Advisors L.P. (referred to in this Appendix II as the “Adviser”) serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (collectively referred to in this Appendix II as the “Funds”). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

1. It is the Adviser’s policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

2. The Adviser shall be responsible for the oversight of a Fund’s proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

5. If the Adviser manages the assets or pension fund of a company and any of the Adviser’s clients hold any securities in that company, the Adviser will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund’s request.

7. The Adviser may have clients in addition to the Funds that have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

The information in this Prospectus Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ADVANCED SERIES TRUST

AST American Century Strategic Allocation Portfolio
(To be renamed AST Schroders Multi-Asset World Strategies Portfolio effective July 21, 2008)
AST Balanced Asset Allocation Portfolio
(To be renamed AST Academic Strategies Asset Allocation Portfolio effective July 21, 2008)

PROSPECTUS DATED MAY 1, 2008

SUPPLEMENT DATED JULY     , 2008

This supplement sets forth changes to the Prospectus, dated May 1, 2008 (the Prospectus), of Advanced Series Trust (the Trust). All of the Portfolios of the Trust discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The changes relating to the AST American Century Strategic Allocation Portfolio (to be renamed the AST Schroders Multi-Asset World Strategies Portfolio effective July 21, 2008) are described in Section I to this Prospectus Supplement. The changes relating to the AST Balanced Asset Allocation Portfolio (to be renamed the AST Academic Strategies Asset Allocation Portfolio effective July 21, 2008) are described in Section II to this Prospectus Supplement.

No other Portfolios of the Trust are affected by this Prospectus Supplement.

I.  Changes Relating to AST American Century Strategic Allocation Portfolio (to be renamed the AST Schroders Multi-Asset World Strategies Portfolio effective July 21, 2008)

The beneficial shareholders of the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio) recently approved an increase in the investment management fee rate paid to the Investment Managers by the Portfolio. As a result, the contractual investment management fee rate for the Portfolio will increase from 0.85% to 1.10% of the Portfolio’s average daily net assets.  The beneficial shareholders of the Strategic Allocation Portfolio also recently approved a revision to the Portfolio’s fundamental investment restriction relating to borrowing, in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940 (the 1940 Act), including for investment purposes.

The Investment Managers proposed the above-referenced increase in the investment management fee rate in order to be able to retain Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Ltd. (SIMNA Ltd. and, together with Schroders, the New Subadvisers) as subadvisers for the Portfolio.  Such subadvisory arrangements are expected to become effective as of July 21, 2008.  In connection therewith, also as of July 21, 2008: (i) the Investment Managers will terminate American Century Investment Management, Inc. and American Century Global Investment Management, Inc. as subadvisers for the Strategic Allocation Portfolio; (ii) the New Subadvisers will implement a new investment strategy for the Portfolio that focuses on traditional and alternative investments; (iii) the name of the Portfolio will be changed from the AST American Century Strategic Allocation Portfolio to the AST Schroders Multi-Asset World Strategies Portfolio (the World Strategies Portfolio); and (iv) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective.

All references to the Strategic Allocation Portfolio are hereby deemed deleted from the Trust’s Prospectus as of July 21, 2008.

The New Subadvisers’ investment strategy, the Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the Portfolio are described below.

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
(FORMERLY AST AMERICAN CENTURY STRATEGIC ALLOCATION PORTFOLIO):

Investment Objective:  The investment objective of the World Strategies Portfolio will be to seek long-term capital appreciation.  This investment objective is a non-fundamental investment policy of the World Strategies Portfolio and may be changed by the Board without shareholder approval.  No guarantee can be given that the World Strategies Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

General.  The World Strategies Portfolio will seek long-term capital appreciation through a flexible global asset allocation approach.  This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies.  The World Strategies Portfolio will be a diversified investment company as defined in the 1940 Act.  It is currently expected that the New Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing World Strategies Portfolio assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as ‘‘hedge funds’’) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The New Subadvisers will seek to emphasize the management of risk and volatility. Generally, the New Subadvisers will seek to minimize the volatility of the World Strategies Portfolio by:

•Using a wide range of asset classes whose investment performance the New Subadvisers believe will not be highly correlated with each other;

•Employing asset allocation positioning with the aim of providing greater stability of investment performance; and

•Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the New Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk.  Exposure to different asset classes and investment strategies will vary over time based upon the New Subadvisers’ assessment of changing market, economic, financial, and political factors and events that the New Subadvisers believe may impact the value of the World Strategies Portfolio’s investments.  The New Subadvisers will rely on proprietary asset allocation models to adjust the amount of the World Strategies Portfolio’s investments in the various asset classes.

The New Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. Frequent portfolio turnover may result in relatively high transaction costs (such as brokerage commissions or the bid/asked spread on purchases and sales of securities).

Estimated Initial Asset Allocation.  Subject to then-current market, economic, and financial conditions, the New Subadvisers currently expect that the assets of the World Strategies Portfolio will be initially allocated in accordance with the table set forth below.  Such expected allocations are preliminary and subject to change.  The World Strategies Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the World Strategies Portfolio’s actual exposure to the various asset classes referenced below will change over time, in response to changes in the New Subadvisers’ assessment of changing market, economic, financial, and political conditions.

Asset Class	Estimated Initial Allocation	Anticipated Investment Ranges
Equity Investments	50%	40 - 60%
Investment Grade Fixed-Income Investments	20%	20 - 30%
Alternative Investments	20%	10 - 30%
Cash and Other Short-Term Investments	10%	0 - 20%

Proposed Principal Investments (Traditional Asset Classes).  The traditional asset classes in which World Strategies Portfolio assets may be invested are described below.

Equity Investments.  The World Strategies Portfolio may invest in the equity securities of U.S. or foreign issuers of any size. The World Strategies Portfolio also may invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The World Strategies Portfolio may also purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks.  In selecting equity securities for the World Strategies Portfolio, the New Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Investment Grade Fixed-Income Investments.  The World Strategies Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the World Strategies Portfolio may invest include: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed-income securities in which the World Strategies Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Short-Term Investments.  The World Strategies Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, and repurchase agreements.  The World Strategies Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Investment Managers or their respective affiliates.

Proposed Principal Investments (Alternative Asset Classes).  The alternative asset classes in which World Strategies Portfolio assets may be invested are described below.

Emerging Markets Debt.  The World Strategies Portfolio may invest in fixed-income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.

High Yield Debt Securities.  The World Strategies Portfolio may invest in debt or fixed-income securities rated below “investment grade” (also referred to as “junk bonds” or “high-yield bonds”) that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supra-national organizations.  Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

Real Estate.  The World Strategies Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return.  The World Strategies Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed-income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.

Infrastructure.  The World Strategies Portfolio may invest in securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities.  The World Strategies Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies.  The World Strategies Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies.  These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

Private Equity.  The World Strategies Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

Derivatives.  The World Strategies Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the World Strategies Portfolio, and structured notes.  The World Strategies Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the World Strategies Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.

Principal Risks of Investing in World Strategies Portfolio

The principal risks associated with an investment in the World Strategies Portfolio are described below.

Asset Allocation Risk.   Asset allocation risk is the risk that the New Subadvisers may allocate assets to an asset class that underperforms other asset classes. For example, the World Strategies Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, the World Strategies Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Selection Risk.   Selection risk is the risk that the securities, Underlying Funds, or derivatives, selected by the New Subadvisers will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity Markets Risk.   The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid Cap Companies Risk.   The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Interest Rate Risk.   Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the World Strategies Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Credit Risk.   The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

Extension Risk.   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

High-Yield/Junk Bonds Risk.  Securities rated below investment grade (“high-yield bonds” or “junk bonds”) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the World Strategies Portfolio may become more volatile.

Mortgage and Asset-Backed Securities Risk.   Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-

backed securities become more volatile as interest rates rise. In a period of declining interest rates, the World Strategies Portfolio may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk (as described below) and liquidity risk (as described below).

Asset-backed securities in which the World Strategies Portfolio invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the World Strategies Portfolio purchases mortgage-backed and asset-backed securities that are subordinated to other interests in the same mortgage pool, the World Strategies Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the World Strategies Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk.  Changes in currency exchange rates may affect the value of foreign securities held by the World Strategies Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the World Strategies Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the World Strategies Portfolio to lose money and could reduce the amount of income available for distribution.

Foreign market risk.  Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.  Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the New Subadvisers will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.  Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments risk.  Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.  Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.  Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets.  The World Strategies Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the World Strategies Portfolio.

Emerging market risk.  All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Depositary Receipts Risk.   The World Strategies Portfolio may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Geographic Focus Risk.   To the extent the World Strategies Portfolio invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The World Strategies Portfolio may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The World Strategies Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. Leveraged derivative transactions may be highly volatile.  The World Strategies Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the World Strategies Portfolio may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the World Strategies Portfolio invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.

Valuation Risk.   Due to the nature of some of the World Strategies Portfolio’s investments and the market environment, a portion of the World Strategies Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The World Strategies Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the World Strategies Portfolio would receive upon sale of a security.  To the extent the World Strategies Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the World Strategies Portfolio invests in Underlying Funds that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Funds), it will generally value its investments in those Underlying Non-Prudential Funds based on the valuations determined by the Underlying Non-Prudential Funds.  These values may not be precisely the same as if the net assets of the Underlying Non-Prudential Funds had been valued using the procedures employed by the World Strategies Portfolio to value its own assets.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. The World Strategies Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.  Illiquid securities are also difficult to value.

Real Estate Risk.   An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the Code), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the World Strategies Portfolio, and indirectly the World Strategies Portfolio’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Infrastructure Investment Risk.   The World Strategies Portfolio’s infrastructure-related investments expose the World Strategies Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Commodity Risk.   The World Strategies Portfolio’s investments in commodity-linked derivative instruments may subject the World Strategies Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The World Strategies Portfolio’s ability to invest in certain commodity-related instruments may be limited by certain federal income tax considerations.

Underlying Fund Risk.   The value of an investment in the World Strategies Portfolio will be related in part to the investment performance of any Underlying Fund in which it invests. Therefore, to the extent the World Strategies Portfolio invests in Underlying Funds, the principal risks of investing in the World Strategies Portfolio will be related to the principal risks associated with those Underlying Funds and their investments. Because the World Strategies Portfolio’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the World Strategies Portfolio may be subject to any and all of these risks at different times and to different degrees.  Investing in an Underlying Fund will also expose the World Strategies Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. Underlying Funds that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Performance Benchmarks for World Strategies Portfolio

Set forth below are: (i) the broad-based securities market index for the World Strategies Portfolio and (ii) the primary custom blended benchmark index for the World Strategies Portfolio.

AST Schroders Multi-Asset World Strategies Portfolio
Broad-Based Securities Market Index	MSCI World Index
Primary Custom Blended Benchmark Index	MSCI World Index: 70% US Three-Month Libor: 30%

Information about the fees and expenses that you may pay in connection with an investment in the World Strategies Portfolio is set forth below.

Fees and Expenses

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

AST Schroders Multi-Asset World Strategies Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*
Redemption Fees	N/A	*
Exchange Fee	N/A	*

* Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ESTIMATED ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets):

Investment Management Fees	Distribution (12b-1) Fees	Other Expenses		Underlying Fund Fees and Expenses		Total Annual Portfolio Operating Expenses
1.10%	None	0.16	%*	0.14	%**	1.40	%***

* Estimate for the fiscal year ending December 31, 2008.  As used in connection with the World Strategies Portfolio, the term “Other Expenses” includes certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the World Strategies Portfolio under which the Trust will compensate such issuers for providing ongoing services to World Strategies Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders. The contractual administrative services fee is 0.10% of the World Strategies Portfolio’s average daily net assets.

** Estimate for the fiscal year ending December 31, 2008.  The World Strategies Portfolio expects to invest a portion of its assets in Underlying Funds.  The World Strategies Portfolio will indirectly incur a pro rata portion of the fees and expenses of the Underlying Funds in which it invests.  The expenses shown under “Underlying Fund Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Funds as of December 31, 2007 based upon the World Strategies Portfolio’s expected initial holdings in the Underlying Funds.

*** Estimate for the fiscal year ending December 31, 2008.  A portion of the contractual administrative services fee is expected to be voluntarily waived during the fiscal year ending December 31, 2008.  Taking that voluntary waiver into account, the total annual operating expense ratio for the World Strategies Portfolio during that period is estimated to be     %.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee arrangement with the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST Schroders Multi-Asset World Strategies Portfolio	$143	$443	$766	$1,680

Information about the investment management and subadvisory arrangements for the World Strategies Portfolio is provided below:

Investment Managers

AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust.  A description of the advisory services to be provided to the World Strategies Portfolio is set forth in the Trust’s current Prospectus, dated as of May 1, 2008, under the heading “Management of the Trust.”  The investment management fee rate for the Portfolio will increase to 1.10% of the Portfolio’s average daily net assets as a result of the above-referenced changes.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio will be available in the Trust’s semi-annual report for the period ending June 30, 2008.

New Subadvisers and Portfolio Manager

Schroders and SIMNA Ltd. serve as the subadvisers responsible for portfolio management of the World Strategies Portfolio, including the allocation of the Portfolio’s investments among asset classes.  Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the World Strategies Portfolio and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $277 billion under management as of December 31, 2007. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets.

Andreas Koester, CFA, will have primary responsibility for making investment decisions for the World Strategies Portfolio.  Mr. Koester is Head of Multi-Asset Solutions, US and Europe for Schroders. He has been an employee of Schroders plc since 2005.  Formerly, Mr. Koester was Head of Asset Allocation and Balanced Funds and Senior Portfolio Manager of AXA Investment Managers from 2001 to 2005.

II.  Changes Relating to AST Balanced Asset Allocation Portfolio (to be renamed the AST Academic Strategies Asset Allocation Portfolio effective July 21, 2008)

The beneficial shareholders of the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio) recently approved: (i) an increase in the investment management fee rate paid to the Investment Managers by the Portfolio. As a result, the contractual investment management fee rate for the Portfolio will increase from 0.15% to 0.72% of the Portfolio’s average daily net assets and (ii) a subadvisory agreement among the Investment Managers and each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison), Prudential Bache Asset Management (Bache), and Prudential Investment Management, Inc. (PIM, and collectively with QMA, Jennison, and Bache, the Affiliated Subadvisers).  The beneficial shareholders of the Balanced Portfolio also recently approved a revision to the Portfolio’s fundamental investment restriction relating to borrowing, in order to permit the Portfolio to borrow money to the extent permitted by the 1940 Act, including for investment purposes.

The Investment Managers proposed the above-referenced increase in the investment management fee rate in order to be able to retain the Affiliated Subadvisers, Pacific Investment Management Company LLC (PIMCO), Credit Suisse Securities (USA) LLC (Credit Suisse), and Mellon Capital Management Corporation (Mellon Capital, and collectively with PIMCO, and Credit Suisse, the Unaffiliated Subadvisers) as subadvisers for the Portfolio.  Such subadvisory arrangements are expected to become effective as of July 21, 2008.  In connection therewith, also as of July 21, 2008: (i) the Affiliated Subadvisers and the Unaffiliated Subadvisers (collectively, the New Subadvisers) will implement new investment strategies for the Portfolio that focus on traditional and non-traditional investments; (ii) the name of the Portfolio will be changed from the AST Balanced Asset Allocation Portfolio to the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective.

All references to the Balanced Portfolio are hereby deemed deleted from the Trust’s Prospectus as of July 21, 2008.

The New Subadvisers’ investment strategies, the Portfolio’s new investment objective and performance benchmarks, and the principal risks associated with an investment in the Portfolio are described below.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
(FORMERLY AST BALANCED ASSET ALLOCATION PORTFOLIO):

Investment Objective:  The investment objective of the Academic Strategies Portfolio will be to seek long-term capital appreciation.  This investment objective is a non-fundamental investment policy of the Academic Strategies Portfolio and may be changed by the Board without shareholder approval.  No guarantee can be given that the Academic Strategies Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies

The Academic Strategies Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up Underlying Fund, manager, and security selection.  Under normal circumstances, it is currently expected that approximately 60% of the Academic Strategies Portfolio’s assets will be allocated to traditional asset classes and approximately 40% of the Academic Strategies Portfolio’s assets will be allocated to non-traditional asset classes.  Those percentages are subject to change by the Investment Managers.

The overall asset allocation strategy for the Academic Strategies Portfolio is expected to be determined by QMA and the Investment Managers in consultation with an investment consultant to be retained by AST (the Consultant). The assets of the Academic Strategies Portfolio assets may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes

U.S. Large- Cap Equity	U.S. Mid-Cap Equity	U.S. Small-Cap Equity	International Equity	Fixed-Income
Growth	Growth	Growth	Developed Markets Growth	U.S. Investment Grade
Value	Value	Value	Developed Markets Value	U.S. High-Yield
Core			Emerging Markets	International (Un-Hedged)
Emerging Markets

Non-Traditional Asset Classes

Real Estate	Real Return	Alternative
U.S. Real Estate	Commodities	Long/Short Market-Neutral
International Real Estate	Inflation-Indexed Securities	Global Tactical Asset Allocation
	Global Infrastructure	Absolute Return Volatility Income Strategy
Overlay
Long/Short Equity
Event Driven
Distressed Debt
Global Macro
Currency
Private Equity

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Academic Strategies Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies.  QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant.  QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies.  PI will then: (i) identify Underlying Funds that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Academic Strategies Portfolio’s then-current asset allocation.  PI will also seek to identify and retain subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy.  It is currently expected that the Academic Strategies Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Funds).  The Investment Managers currently expect the New Subadvisers to directly manage the remaining 35% of the Academic Strategies Portfolio’s assets.  Those percentages are subject to change by the Co-Managers.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Academic Strategies Portfolio’s direct and indirect portfolio holdings.  QMA and the Investment Managers also expect to meet periodically with the Consultant.  QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the New Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors.

Current Regulatory Limit on Use of Other Investments.  As set forth above, it is currently expected that the Academic Strategies Portfolio will invest a substantial portion of its assets in Underlying Trust Funds.  It is currently further expected the New Subadvisers will directly manage the remaining portion of the Academic Strategies Portfolio’s assets.  Under the 1940 Act, the New Subadvisers may not invest Portfolio assets in futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments) to the extent the Academic Strategies Portfolio invests more than 10% of its total assets in Underlying Trust Funds.  Notwithstanding the foregoing, the Investment Managers have filed an application with the Securities and Exchange Commission (the SEC) on behalf of the Portfolio and certain other applicant funds in order to obtain an exemption from this limitation.  In addition, the Investment Managers note that the SEC recently proposed to amend certain rules under the 1940 Act to allow “funds of funds” that invest more than 10% of their total assets in affiliated funds to invest in Other Investments as well.  No assurance can be given that the SEC will grant the requested exemptive relief or adopt final rules to permit such purchases.

To the extent a New Subadviser’s investment strategy relies on the use of Other Investments to a significant extent, the New Subadviser may not be able to implement that investment strategy, in whole or in part, prior to the issuance of the requested exemptive relief or the adoption of final rules by the SEC.  In that event, the Academic Strategies Portfolio may invest in Underlying Funds that are not managed, advised, or sponsored by the Investment Managers or their affiliates (collectively the Underlying Non-Prudential Funds) in an effort to replicate that New Subadviser’s investment strategy or increase its exposure to the Portfolio’s other available investment categories or strategies if and until the issuance of the requested exemptive relief or the adoption of final rules by the SEC.

Investments in Traditional Asset Classes.  With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds.  PIMCO will serve as the subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds.  The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described below.  Consistent with the investment objectives and policies of the Academic Strategies Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Academic Strategies Portfolio.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks	Domestic Large-Cap Equity Growth

AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large-Cap Equity Growth

AST QMA US Equity Alpha

The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.

Domestic Large-Cap Equity Core

AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large-Cap Equity Value

AST Large-Cap Value	Invests primarily in common stocks of large cap companies	Domestic Large-Cap Equity Value

AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth

AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value

AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth

AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value

AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth

AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value

AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets

AST PIMCO Total Return Bond	Invests primarily in higher quality fixed-income securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years	Domestic Investment Grade Fixed-Income

AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income

AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt

International Fixed-Income (Un-Hedged) (PIMCO).  Under normal circumstances, PIMCO will invest at least 80% of the assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.  PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2007 was 6.46 years. PIMCO will invest primarily in investment grade debt securities but may invest up to 10% of the assets attributable to this investment category in high yield securities (also referred to as “junk bonds”) rated B or higher by Moody’s Investors Service Inc. (Moody’s), or equivalently rated by Standard & Poor’s (S&P) or Fitch Investors (Fitch), or, if unrated, determined by PIMCO to be of comparable quality.  PIMCO may invest up to 10% of the assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Emerging Markets Fixed-Income (PIMCO).  Under normal circumstances, PIMCO will invest at least 80% of the assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will vary based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.  PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. PIMCO may invest all of the assets attributable to this investment category in “junk bonds”, subject to a maximum of 15% of such assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes.  It is currently expected that exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen & Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively.  The principal investments of these Underlying Trust Funds are described below.  Consistent with the investment objectives and policies of the Academic Strategies Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Academic Strategies Portfolio.

Underlying Trust Fund	Principal Investments	Non-Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate

AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	International Real Estate

The Investment Managers have retained the New Subadvisers listed below to directly manage the assets allocated to the indicated non-traditional investment categories and strategies.

Subadviser	Non-Traditional Investment Categories and Strategies
Bache	Commodities
PIMCO	Inflation-Indexed Securities
Jennison	Global Infrastructure
QMA	Long/Short Market Neutral
Mellon Capital	Global Tactical Asset Allocation
Credit Suisse	Absolute Return Volatility Income Strategy
QMA	Overlay

Commodities (Bache).  Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic benchmark index that is currently comprised of 19 commodities that are traded on seven major futures exchanges located in the United States and the United Kingdom.  The primary objective of the BCISM is to provide broad-based exposure to global commodity markets. There are additional objectives of the BCI’sSM dynamic asset allocation methodology.  The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity.  The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector.  This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM.  The third objective is to moderate the volatility inherent in the major commodity market sectors.  This is accomplished by considering the optimized weights derived from the risk-return profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors.  Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology.  Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee.  The advisory committee reviews the BCISM methodology on an ongoing basis and may recommend changes in BCISM components as well as its methodology.  The methodology of, and intellectual property rights in, the Bache Commodity IndexSM are proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

Inflation-Indexed Securities (PIMCO).  This investment category will focus primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this investment category will begin with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis will help set the basic parameters for this investment category, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO will focus on duration management to manage yield curve exposure based on the firm’s general investment outlook.

Global Infrastructure (Jennison).  The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus.  This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world.  Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water.  While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA).  QMA’s Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks.  The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market.  The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks.  In general, this investment strategy will have long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital).  This investment strategy will seek total return.  To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities.  Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe.  Mellon Capital will ordinarily invest in at least three countries.  Although this strategy will focus on the world’s major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries.  Mellon Capital also will invest in fixed-income securities, such as bonds, notes (including structured notes), mortgage related securities, and asset-backed securities, and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital’s portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.  Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world.  Mellon Capital’s portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha — country equity markets, country bond markets, stock versus bond markets, and currency allocation — to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets.  Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Absolute Return Volatility Income Strategy (Credit Suisse).  This investment strategy is a market neutral, absolute return strategy that seeks to generate alpha by exploiting broad market equity volatility.  The strategy involves managing a portfolio of short, out of the money, index call and put spreads.  Options sold are used to generate income and options bought are used to manage risk.  Credit Suisse will diversify option combinations across strikes and maturities.  The combination of positions is market neutral at the onset and managed to maintain market neutrality within acceptable risk tolerances.  Credit Suisse maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

 Overlay (QMA).  This investment category will focus primarily on taking long and short positions in ETFs and various futures contracts.  QMA will analyze the publicly available holdings of the Academic Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets.  As such, this investment category is intended to function as an overlay for the entire Academic Strategies Portfolio.

It is currently expected that initial exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Funds.  A general description of funds that pursue these types of investment strategies is provided below.  The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.  The Trust may, with Board approval, enter into or amend agreements with unaffiliated subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity.  Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations.  Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions.  Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds.  Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven.  Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt.  Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings.  Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them.  This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions.  The managers of distressed debt funds typically attempt to profit on the issuer’s ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Global Macro.   Global Macro funds focus on identifying extreme price valuations and leverage is often applied on the anticipated price movements in equity, currency, interest rate, and commodity markets.  Fund managers typically employ a top-down global approach to concentrate on forecasting how political trends and global macroeconomic events affect the valuation of financial instruments. Profits are made by correctly anticipating price movements in global markets and having the flexibility to use a broad investment mandate, with the ability to hold positions in practically any market with any instrument. These approaches may be systematic trend following models, or discretionary.  As a general matter, Global Macro funds tend to be less diversified than funds that follow global tactical asset allocation strategies.

Currencies.  Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar.  These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity.  Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Non-Prudential Funds.  As set forth above, the Investment Managers may cause a portion of the Academic Strategies Portfolio’s assets to be invested in Underlying Non-Prudential Funds to the extent: (i) the Investment Managers and QMA would like to gain exposure to certain asset classes or investment strategies but the Investment Managers have not retained a subadviser to directly manage Portfolio assets for those asset classes or investment strategies and/or (ii) the Academic Strategies Portfolio is not permitted to invest in Other Investments under the 1940 Act and the rules thereunder.  The Investment Managers have agreed, however, to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s operating expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses) do not exceed 1.49% of the Academic Strategies Portfolio’s average daily net asset during the fiscal year ending December 31, 2008 as a result of Portfolio investments in Underlying Non-Prudential Funds.

Estimated Initial Asset Allocation and Anticipated Asset Allocation Ranges.  Subject to then-current market, economic, and financial conditions, it is currently expected that the assets of the Academic Strategies Portfolio will be initially allocated in accordance with the table appearing below.  Such allocations are preliminary and subject to change.  The Investment Managers may also seek exposure to additional non-traditional investment categories and strategies or reduce or delete exposure to the non-traditional investment categories and strategies referenced below.

Traditional Asset Classes and Investment Categories	Estimated Initial Asset Allocation
Domestic Equity	20%
Domestic Large-Cap	15%
Domestic Mid-Cap	3%
Domestic Small-Cap	2%
International Equity	20%
Developed Markets	15%
Emerging Markets	5%
Traditional Fixed-Income	20%
Domestic Investment Grade	10%
High-Yield Debt	5%
International Fixed-Income (Un-Hedged)	3.5%
Emerging Markets Fixed-Income	1.5%

Non-Traditional Asset Classes and Investment Categories	Estimated Initial Asset Allocation
Real Estate	10%
Domestic Real Estate	8%
International Real Estate	2%

Real Return	15%
Commodities	7%
Inflation-Indexed Securities	5%
Global Infrastructure	3%
Alternative	15%
Long/Short Market-Neutral	4%
Global Tactical Asset Allocation	4%
Absolute Return Volatility Income Strategy	4%
Overlay	3%

The current anticipated ranges for the Academic Strategies Portfolio’s exposure to domestic and international equities, fixed-income, real estate, commodities, and certain non-traditional investments are also set forth below.  Such ranges are subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

Principal Risks of Investing in Academic Strategies Portfolio

Set forth below is a description of certain securities and investment methods that the Academic Strategies Portfolio may invest in or use, either directly through the New Subadvisers’ investments in securities and derivative instruments or indirectly through the Academic Strategies Portfolio’s investments in Underlying Funds, and certain of the principal risks associated with such securities and investment methods.  For purposes of this discussion, references to the risks associated with the securities and investment methods that the Academic Strategies Portfolio may invest in or use will be deemed to include the risks associated with the securities and investment methods that the Underlying Funds may invest in or use.

Asset Allocation Risk.   Asset allocation risk is the risk that the Academic Strategies Portfolio’s assets may be allocated to an asset class that underperforms other asset classes. For example, the Academic Strategies Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, the Academic Strategies Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Fund Risk.   The value of an investment in the Academic Strategies Portfolio will be related in large part to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Academic Strategies Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Academic Strategies Portfolio’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Academic Strategies Portfolio may be subject to any and all of these risks at different times and to different degrees.  Investing in an Underlying Fund will also expose the Academic Strategies Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. Underlying Funds that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Trust Funds: Potential Conflicts of Interest and Subadviser Selection Risk.  As set forth above, the Academic Strategies Portfolio will invest approximately 65% of its assets in shares of the Underlying Trust Funds under normal circumstances.  These investments in Underlying Trust Funds may also be subject to certain potential conflicts of interest.  As described above, the Investment Managers have engaged subadvisers to conduct the investment programs of each Underlying Trust Fund, including the purchase, retention and sale of portfolio securities. Subadvisory fees are paid by the Investment Managers to the relevant subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Funds.

Those shares will be subject to investment management fees and other expenses. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Funds are used in connection with the Academic Strategies Portfolio, it is possible that the interests of the Investment Managers and Contract owners could conflict.  In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Fund in which the Academic Strategies Portfolio may invest in determining whether, and under what circumstances, to purchase or sell interests in that Underlying Trust Fund.  As a result, it is possible that the interests of the Underlying Trust Fund may not be consistent with those of the Academic Strategies Portfolio.  The Academic Strategies Portfolio’s investments in the Underlying Trust Funds will also be subject to subadviser selection risk.  Subadviser selection risk is the risk that the Investment Managers’ decision to select or replace a subadviser for an Underlying Trust Fund does not produce the intended result.  The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Funds or the Underlying Non-Prudential Funds.

Affiliated Fund of Funds Risk.   In addition to the Academic Strategies Portfolio, the Investment Managers serve as investment managers to other portfolios of the Trust that invest primarily in Underlying Trust Funds (collectively with the Academic Strategies Portfolio, the Affiliated Funds of Funds).  The use of Affiliated Funds of Funds in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Affiliated Funds of Funds on a large scale.  The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Fund shares.  Despite these efforts, the relevant Underlying Trust Funds may experience increased expenses as they buy and sell securities to respond to transactions initiated by an Affiliated Funds of Funds. An Underlying Trust Fund’s investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Affiliated Funds of Funds. In addition, because the Affiliated Funds of Funds may own a substantial portion of an Underlying Trust Fund, a large-scale redemption initiated by one or more Affiliated Funds of Funds could cause an Underlying Trust Fund’s expense ratio to increase as such portfolio’s fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Affiliated Funds of Funds, including the Academic Strategies Portfolio, which continue to remain invested in such Underlying Trust Funds.

Selection Risk.   Selection risk is the risk that the securities, Underlying Funds, or derivatives, selected by the New Subadvisers will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity Markets Risk.   The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid Cap Companies Risk.   The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Interest Rate Risk.   Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Academic Strategies Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Credit Risk.   The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

Extension Risk.   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

High-Yield/Junk Bonds Risk.  Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Academic Strategies Portfolio may become more volatile.

Mortgage and Asset-Backed Securities Risk.   Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Academic Strategies Portfolio may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk (as described below) and liquidity risk (as described below).

Asset-backed securities in which the Academic Strategies Portfolio invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Academic Strategies Portfolio purchases mortgage-backed and asset-backed securities that are subordinated to other interests in the same mortgage pool, the Academic Strategies Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Academic Strategies Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk.  Changes in currency exchange rates may affect the value of foreign securities held by the Academic Strategies Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Academic Strategies Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Academic Strategies Portfolio to lose money and could reduce the amount of income available for distribution.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the New Subadvisers will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments risk. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets.  The Academic Strategies Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Academic Strategies Portfolio.

Emerging market risk. All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Depositary Receipts Risk.   The Academic Strategies Portfolio may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Geographic Focus Risk.   To the extent the Academic Strategies Portfolio invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Academic Strategies Portfolio may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Academic Strategies Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. Leveraged derivative transactions may be highly volatile.  The Academic Strategies Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Academic Strategies Portfolio may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the Academic Strategies Portfolio invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.

Valuation Risk.   Due to the nature of some of the Academic Strategies Portfolio’s investments and the market environment, a portion of the Academic Strategies Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Academic Strategies Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Academic Strategies Portfolio would receive upon sale of a security.  To the extent the Academic Strategies Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the Academic Strategies Portfolio invests in Underlying Non-Prudential Funds, it will generally value its investments in those Underlying Non-Prudential Funds based on the valuations determined by the Underlying Non-Prudential Funds.  These values may not be precisely the same as if the net assets of the Underlying Non-Prudential Funds had been valued using the procedures employed by the Academic Strategies Portfolio to value its own assets.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. The Academic Strategies Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.  Illiquid securities are also difficult to value.

Real Estate Risk.   An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the Code), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the Academic Strategies Portfolio, and indirectly the Academic Strategies Portfolio’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Infrastructure Investment Risk.   The Academic Strategies Portfolio’s infrastructure-related investments expose the Academic Strategies Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Commodity Risk.   The Academic Strategies Portfolio’s investments in commodity-linked derivative instruments may subject the Academic Strategies Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Academic Strategies Portfolio’s ability to invest in certain commodity-related instruments may be limited by certain federal income tax considerations.

Performance Benchmarks for Academic Strategies Portfolio

Set forth below are: (i) the broad-based securities market index for the Academic Strategies Portfolio; (ii) the primary custom blended benchmark index for the Academic Strategies Portfolio; and (iii) the secondary custom blended benchmark index for the Academic Strategies Portfolio.

AST Academic Strategies Asset Allocation Portfolio
Broad-Based Securities Market Index	S&P 500 Index

Primary Custom Blended Benchmark Index

Russell 3000 Index: 20%
MSCI EAFE Index: 20%
Lehman Brothers Aggregate Bond Index: 25%
Dow Jones Wilshire REIT Index: 10%
Dow Jones - AIG Commodities Index: 10%
Merrill Lynch 90-Day U.S. Treasury Bill Index: 15%

Secondary Custom Blended Benchmark Index	S&P 500 Index: 60% Lehman Brothers Aggregate Bond Index: 40%

Information about the fees and expenses that you may pay in connection with an investment in the Academic Strategies Portfolio is set forth below.

Fees and Expenses

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

AST Academic Strategies Asset Allocation Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*
Redemption Fees	N/A	*
Exchange Fee	N/A	*

* Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ESTIMATED ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets):

Investment Management Fees		Distribution (12b-1) Fees	Other Expenses		Underlying Fund Fees and Expenses		Total Annual Portfolio Operating Expenses
0.72	%*	None	0.09	5%**	0.685	%***	1.50	%****

* The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Portfolio will be the Portfolio’s annualized contractual investment management fee of 0.72% of its average daily net assets.  Since the Academic Strategies Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Funds, the Academic Strategies Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

** Estimate for the fiscal year ending December 31, 2008. As used in connection with the Academic Strategies Portfolio, the term “Other Expenses” includes certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services. The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Academic Strategies Portfolio under which the Trust will compensate such issuers for providing ongoing services to Academic Strategies Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders. The contractual administrative services fee is 0.10% of the Academic Strategies Portfolio’s average daily net assets. The Academic Strategies Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Portfolio invests, however, will be subject to the administrative services fee.

*** Estimate for the fiscal year ending December 31, 2008. The Academic Strategies Portfolio will indirectly incur a pro rata portion of the fees and expenses of the Underlying Trust Funds in which it invests. The estimated expenses shown under “Underlying Fund Fees and Expenses” represent a weighted average of the expense ratios of the relevant Underlying Trust Funds as of December 31, 2007 based upon the Academic Strategies Portfolio’s expected initial holdings in such Underlying Trust Funds. The Academic Strategies Portfolio will not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Funds. The Investment Managers may cause a portion of the Academic Strategies Portfolio’s assets to be invested in Underlying Non-Prudential Funds to the extent: (i) the Investment Managers and QMA would like to gain exposure to certain asset classes or investment strategies but the Investment Managers have not retained a subadviser to directly manage Portfolio assets for those asset classes or investment strategies and/or (ii) the Academic Strategies Portfolio is not permitted to invest in Other Investments under the 1940 Act and the rules thereunder. The estimated expenses shown under “Underlying Fund Fees and Expenses” do not include any expenses of Underlying Non-Prudential Funds.

**** Estimate for the fiscal year ending December 31, 2008. A portion of the contractual administrative services fee is expected to be voluntarily waived during the fiscal year ending December 31, 2008. Assuming the Academic Strategies Portfolio’s investments other than its holdings of Underlying Trust Funds were subject to the reduced administrative services fee rate, the total operating expense ratio for the Academic Strategies Portfolio during that period is expected to be     %. In addition, the estimated expenses shown under “Underlying Fund Fees and Expenses” do not include any expenses of Underlying Non-Prudential Funds. As a result, the Investment Managers have agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s operating expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses) do not exceed 1.49% of the Academic Strategies Portfolio’s average daily net asset during the fiscal year ending December 31, 2008 as a result of Portfolio investments in Underlying Non-Prudential Funds.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee arrangement with the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation Portfolio	$153	$474	$818	$1,791

Information about the investment management and subadvisory arrangements for the Academic Strategies Portfolio is provided below:

Investment Managers

AST Investment Services, Inc. (AST), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC (PI). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust.  A description of the advisory services to be provided to the Academic Strategies Portfolio is set forth in the Trust’s current Prospectus, dated as of May 1, 2008, under the heading “Management of the Trust.”  The investment management fee rate for the Portfolio will increase to 0.72% of the Portfolio’s average daily net assets as a result of the above-referenced changes.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31). To that end, a discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements for the Portfolio will be available in the Trust’s semi-annual report for the period ending June 30, 2008.

New Subadvisers and Portfolio Managers

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investments LLC (PI).  See “Investment Managers” above.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

Prudential Bache Asset Management (Bache).  Bache is currently preparing to register as both an investment adviser with the SEC and as a commodity trading advisor with the Commodity Futures Trading Commission.  Bache is also planning to become a member of the National Futures Association.  Bache expects to officially launch operations during the summer of 2008 as a wholly-owned subsidiary of Prudential Financial, Inc.  Its principal place of business is expected to be One New York Plaza, 13th Floor, New York, New York 10292.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

[Credit Suisse: Description to be added by Amendment]

Mellon Capital Management Corporation (Mellon Capital), located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, serves as a subadviser to Academic Strategies Portfolio. As of December 31, 2007, Mellon Capital had approximately $211.6 billion in assets under management.

PI Portfolio Management Team

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows.  Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities.  Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

(QMA: Asset Allocation and Overlay Segment)

Michael Lenarcic, PhD, is a Managing Director of QMA. Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an MA and PhD in Business Economics from Harvard University.

Ted Lockwood is a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a Vice President of PI. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a Vice President at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

(QMA: Long/Short Market Neutral Segment)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA.  Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Devang Gambhirwala is a Vice President of QMA.  Devang is a portfolio manager for long/short quantitative core equity products. He is also responsible for the management of structured products. Previously, Devang worked as a quantitative research analyst and as an assistant portfolio manager of QMA. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology, and a MBA from Rutgers University.

(Jennison: Global Infrastructure Segment)

Shaun Hong is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential’s Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management in 1992 from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College in 1997.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

(Bache: Commodities Segment)

Stephen Ilnitzki:  Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group.  He is responsible for building a global asset management business based on Prudential’s strong franchise in the global commodities marketplace.  Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI’s high net worth group.  Prior to joining OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte & Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

(PIMCO: Emerging Markets Segment)

Michael Gomez, Executive Vice President, PIMCO

He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

(PIMCO: International Fixed-Income (Un-Hedged) Segment)

Sudi Mariappa, Managing Director, PIMCO

He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-Term Capital Management as a strategist from 1995-1998.  Mr. Mariappa recently announced his retirement from PIMCO, which is currently expected to become effective during the summer of 2008.

Scott A. Mather, Managing Director, PIMCO

Mr. Mather is expected to replace Mr. Mariappa, effective as of May 1, 2008.  Mr. Mather is a member of PIMCO’s Investment Committee and head of global portfolio management.  Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO’s mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor’s and master’s degree in engineering from the University of Pennsylvania, as well as a bachelor’s degree in finance from The Wharton School of the University of Pennsylvania.

(PIMCO: Inflation-Indexed Securities Segment)

Mihir Worah, Executive Vice President of PIMCO

Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team. He has a PhD in theoritcal physics from the University of Chicago.

(Mellon Capital: Global Tactical Asset Allocation Segment)

Helen Potter serves as the primary portfolio manager for this portfolio segment. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

(Credit Suisse: Absolute Return Volatility Income Segment)

Laura B. Friedman, Managing Director

Laura Friedman is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris’ volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their fund of funds products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director

Allan Kennedy is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree.  Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Kathy Chen, CPA, Director

Kathy Chen is a Director of Credit Suisse and the Chief Financial Officer and Head of Operations for Volaris. Prior to joining Volaris in September 2000, Kathy was a tax manager for five years at Arthur Andersen, providing tax and structure consulting services to major hedge fund, financial capital market clients. From 1993 to 1995, Kathy was a senior tax consultant at Ernst & Young for mostly investment company 40 act funds.

Kathy is a certified public accountant, received a B.S. in Finance and Accounting from New York University and a M.S. in Taxation from Fordham University.

Stu Rosenthal, CFA, Director

Stuart Rosenthal is a senior member of the Volaris Portfolio Management and Trading team. Stu is responsible for portfolio management and research of investment volatility strategies. Prior to joining Volaris, Stu was an Assistant Portfolio Manager at Rampart Investment Management, a Boston-based boutique specializing in option-related strategies. At Rampart, Stu managed yield enhancement strategies for concentrated stock accounts and managed CBOE BuyWrite (BXM) portfolios. Stu also co-managed the option overlay strategy for the Eaton Vance Enhanced Equity Income Fund (EOI).

Stu previously was an Analyst at Grantham, Mayo, Van Otterloo & Co. (GMO), a Boston-based quantitative manager. At GMO, Stu worked on various initiatives including risk analytics, portfolio optimization, asset allocation, performance attribution, and investment systems analysis.  As an Officer at the U.S. Air Force’s Electronic Systems Center at Hanscom AFB, MA, Stu served as a Senior Analyst in the Joint STARS Program Office and Project Manager of Research & Development in their Modeling and Simulation Center.

Stu earned his M.S. in Operations Research from Northeastern University and his B.S. in Applied Statistics from Rochester Institute of Technology. He is a CFA charterholder.

Defina Maluki, CFA, Associate

Defina Maluki is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies.

Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitative-macro hedge fund.

Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Timothy Knowles, Vice President

Tim Knowles is the Head Trader on the Volaris Portfolio Management and Trading team at Credit Suisse. Tim is responsible for the trading and implementation of Volaris.  strategies. Prior to joining Volaris, Tim was a market maker for Tahoe Trading, a market making firm on the floor of the American Stock Exchange. Previously, Tim served as a market maker for Botta Trading, a market making firm on the American Stock Exchange.

Tim earned his B.A. in Economics from Duke University.

Part C

Other Information

Item 23. Exhibits *

* Documents that were previously filed as exhibits to various Post-Effective Amendments to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-24962 and 811-5186) and that are incorporated herein by reference have the same exhibit numbers in such Post-Effective Amendments as referenced herein.

(a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement “), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(c) None.

(d)(1)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(1)(b) Amended Fee Schedule to Investment Management Agreement. To be filed by amendment.

(d)(1)(c) Contractual investment management fee waiver relating to the AST Focus Four Plus Portfolio.  To be filed by amendment.

 (d)(2) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(3)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Money Market Portfolio. Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(3) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(4) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(5) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(6)(a) Sub-advisory Agreement among American Skandia Investment Services Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(6)(b) Amendment to Sub-Advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(7) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(8) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(9) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(10) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(11)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(11)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(12)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(12)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment

No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(13) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(14) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and J. P. Morgan Investment Management, Inc. for the AST JPMorgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(15) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Hotchkis and Wiley Capital Management LLC for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(16) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(17) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(18)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(18)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(19) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(20)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(20)(b) Amendment to Sub-advisory Agreements among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Neuberger Berman Management, Inc. for each of the AST Neuberger Berman Mid-Cap Value Portfolio and the Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to

Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(21)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Inc. for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(d)(21)(b) Voluntary subadvisory fee waiver arrangement. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(22)(a) Sub-advisory Agreement among AST Investment Services Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Small-Cap Growth Portfolio. Filed as an Exhibit to Past-Effective Amendment No. 62 to the Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(22)(b) Voluntary subadvisory fee waiver arrangement applicable to Portfolios subadvised by Neuberger Berman Management, Incorporated. Filed as an exhibit to Post-Effective Amendment No. 62 to the Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(23) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Eagle Asset Management for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(d)(24) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(25) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(26) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(27) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST AllianceBernstein Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(28) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and WEDGE Capital Management, LLP for the AST Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(29) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth and Income

Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(30)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(30)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(31) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(32) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(33) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(34) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(35) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC for the AST AllianceBernstein Core Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(36) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(37) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Balanced Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(38) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Capital Appreciation Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(38)(a) Amendment to Sub-advisory Agreements among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and First Trust Advisors, L.P. for each of the AST First Trust Balanced Target Portfolio and the AST First Trust Capital

Appreciation Target Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(39)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(39)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(40) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(41) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(42) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(43)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(43)(b) Amendment to Sub-Advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(44) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(45) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and UBS Global Asset Management (Americas), Inc. for the AST UBS Dynamic Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(46) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Federated MDTA LLC, for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(47) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC, for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(48) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Thornburg Investment Management, Inc., for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(49) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(50) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(51) Amended and Restated Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Salomon Brothers Asset Management, and ClearBridge Advisors, LLC, for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(52)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(52)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(53)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(53)(b) Voluntary Subadvisory Fee Waiver Arrangement. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(54) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and CLS Investment Firm, LLC for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio. To be filed by subsequent amendment.

(d)(55) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Horizon Investments, LLC for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio. To be filed by subsequent amendment.

(d)(56) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Niemann Capital Management, Inc. for the AST Niemann Capital Growth Asset Allocation Portfolio. To be filed by subsequent amendment.

(d)(57)(a) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(57)(b) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(58) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Prudential Real Estate Investors for the AST Global Real Estate Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(59) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Parametric Portfolio Associates LLC for the AST Parametric Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(60) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(61) Sub-advisory Agreement among AST Investment Services Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Neuberger Berman Mid-Cap Value Portfolio (to be re-named as the AST Neuberger Berman / LSV Mid-Cap Value Portfolio). To be filed by subsequent amendment.

(d)(62) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and EARNEST Partners LLC for the AST Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(63) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and First Trust Advisors, L.P. for the AST Focus Four Plus Portfolio.  To be filed by amendment.

(d)(64)(a) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Schroder Investment Management North America Inc. for the AST Schroders Mutli-Asset World Strategies Portfolio. To be filed by amendment.

(d)(64)(b) Sub-Subadvisory Agreement among Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), and Prudential Investments LLC for the AST Schroders Mutli-Asset World Strategies Portfolio.  To be filed by amendment.

(d)(65)(a) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Bache Asset Management, and Prudential Investment Management, Inc. for the AST Academic Strategies Asset Allocation Portfolio.  To be filed by amendment.

(d)(65)(b) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  To be filed by amendment.

(d)(65)(c) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  To be filed by amendment.

(d)(65)(d) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Credit Suisse Securities (USA) LLC for the AST Academic Strategies Asset Allocation Portfolio.  To be filed by amendment.

(d)(65)(e) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Mellon Capital Management Corporation for the AST Academic Strategies Asset Allocation Portfolio.  To be filed by amendment.

(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(f) None.

(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(g)(2) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(h)(1)(i) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(h)(3) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation, American Skandia Trust, American Skandia Investment Services, Incorporated, Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(4) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(5) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(i) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(j) Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(k) None.

(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(m) None.

(n) None.

(o) None.

(p)(1) Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495).

(p)(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Filed as an Exhibit to Exhibit (p)(2) to Post-Effective Amendment No. 49 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006, and is incorporated herein by reference.

(p)(3) Form of Code of Ethics of Alliance Capital Management L.P. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(4) Form of Code of Ethics of American Century Investment Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(5) Form of Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(6) Form of Code of Ethics of Deutsche Asset Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 43 to Registration Statement, which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

(p)(7) Form of Code of Ethics of Federated Investment Counseling. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(8) Form of Code of Ethics of Federated Global Investment Management Corp. Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

(p)(9) Form of Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(p)(10) Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(p)(11) Form of Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(p)(12) Form of Code of Ethics of Lord, Abbett & Co. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(13) Form of Code of Ethics of Marsico Capital Management, LLC. Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

(p)(14) Form of Code of Ethics of Massachusetts Financial Services Company. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(15) Form of Code of Ethics of Neuberger Berman Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(16) Form of Code of Ethics of Pacific Investment Management Company LLC. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(p)(17) Form of Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(18) Form of Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(p)(19) Form of Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(p)(20) Form of Code of Ethics of Eagle Asset Management. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(p)(21) Form of Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(p)(22) Form of Code of Ethics of First Trust Advisors, L.P. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(p)(23) Form of Code of Ethics of UBS Global Asset Management (Americas), Inc. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(24) Form of Code of Ethics of Thornburg Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(25) Form of Code of Ethics of ClearBridge Advisors, LLC. Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 55 to the Registration Statement of The Prudential Series Fund on Form N-1A (File No.2-80896) filed via EDGAR on April 27, 2007.

(p)(26) Form of Code of Ethics of Dreman Value Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(27) Form of Code of Ethics of CLS Investment Firm, LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(28) Form of Code of Ethics of Horizon Investments, LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(29) Form of Code of Ethics of Niemann Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(30) Form of Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited. To be filed by subsequent amendment.

(p)(31) Form of Code of Ethics of Parametric Portfolio Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(32) Form of Code of Ethics of Quantitative Management Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(33) Form of Code of Ethics of WEDGE Capital Management LLP. To be filed by subsequent amendment.

(p)(34) Form of Code of Ethics of EARNEST Partners LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(35) Form of Code of Ethics of Prudential Bache Asset Management. To be filed by subsequent amendment.

(p)(36) Form of Code of Ethics of Credit Suisse Securities (USA) LLC. To be filed by subsequent amendment.

(p)(37) Form of Code of Ethics of Mellon Capital Management Corporation. To be filed by subsequent amendment.

(q) Powers of Attorney. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

ITEM 24.      Persons Controlled By or Under Common Control with Registrant

Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”

ITEM 25.      Indemnification

Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested

Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      Business and Other Connections of Investment Adviser

AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.

ITEM 27.      Principal Underwriter

Registrant’s shares are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.  The Trust has no principal underwriter or distributor.

ITEM 28.      Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodian, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant’s corporate records are maintained at its offices at Gateway Center 3, 100 Mulberry Street, Newark NJ 07102.

ITEM 29.      Management Services

None.

ITEM 30.      Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 2nd of May, 2008.

ADVANCED SERIES TRUST
*By:	/s/ John P. Schwartz
John P. Schwartz
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*DAVID R. ODENATH, JR.	President (Principal Executive Officer) and
David R. Odenath, Jr.	Trustee

*GRACE C. TORRES	Treasurer (Principal Financial and Accounting
Grace C. Torres	Officer)

*SAUL K. FENSTER	Trustee
Saul K. Fenster

*DELAYNE DEDRICK GOLD	Trustee
Delayne Dedrick Gold

*ROBERT F. GUNIA	Trustee and Vice President
Robert F. Gunia

*W. SCOTT MCDONALD, JR	Trustee
W. Scott McDonald, Jr.

*THOMAS T. MOONEY	Chairman and Trustee
Thomas T. Mooney

*THOMAS M. O’BRIEN	Trustee
Thomas M. O’Brien

*JOHN A. PILESKI	Trustee
John A. Pileski

*F. DON SCHWARTZ	Trustee
F. Don Schwartz

*By: /s/ John P. Schwartz	Assistant Secretary, Attorney-in-fact	May 2, 2008
John P. Schwartz